As filedwith the Securities and Exchange Commission on October 31, 2008

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 033-02659
Pre-Effective Amendment No.
Post-Effective Amendment No. 94
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-04556
Amendment No. 95
TRANSAMERICA FUNDS
(formerly Transamerica IDEX Mutual Funds)
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716
(Name and Address of Agent for Service)
Approximate date of proposed public offering:
It is proposed that this filing will become effective:
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.

☑	75 days after filing pursuant to paragraph (a) (2) of Rule 485.

☐	On (Date) pursuant to paragraph (a) (1) of Rule 485.

☐	On (Date) pursuant to paragraph (a) (2) of Rule 485.

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On (Date) pursuant to paragraph (b) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of Transamerica Funds relates only to Transamerica Managed Payout Portfolio — Class A and Class C shares. The prospectus and statement of additional information for the other series of Transamerica Funds, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

PROSPECTUS
TRANSAMERICA FUNDS
TRANSAMERICA MANAGED PAYOUT PORTFOLIO
January ___, 2009
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

TRANSAMERICA FUNDS
Transamerica Funds consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. This prospectus offers Class A and Class C shares of Transamerica Managed Payout Portfolio (the “fund”).
Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (“SAI”).
In addition, we suggest you contact your financial professional or a Transamerica Funds customer service representative, who will assist you.
TO HELP YOU UNDERSTAND
In this prospectus, you’ll see symbols like the ones below. These are ‘‘icons,’’ graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

[ICON]	OBJECTIVE

What is the fund’s investment objective? Learn about your fund’s goal or objective.

[ICON]	PRINCIPAL STRATEGIES AND POLICIES

How does the fund go about trying to meet its goal? Read about the key types of investments the fund contains and what style of investment philosophy it employs.

[ICON]	LIST OF UNDERLYING FUNDS

What are the underlying funds in which the fund may invest? See the list of all underlying funds.

[ICON]	PRINCIPAL RISKS

What are the specific key risks for an investor in the fund? Find out what key types of risks are associated with the fund.

[ICON]	PAST PERFORMANCE

What is the investment performance of the fund?

[ICON]	FEES AND EXPENSES

How much does it cost to invest in the fund? Learn about the fund’s fees and expenses.

[ICON]	ADDITIONAL INFORMATION

Who manages the fund and how much are they paid? See information about the fund’s advisers, as well as the fees paid to them.
An investment in a Transamerica Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1

INTRODUCTION
The fund is designed to convert accumulated assets into a stream of payments over a specified period of time. To accomplish this, the fund invests in a diversified combination of underlying Transamerica Funds and Transamerica Partners Portfolios. The fund’s strategy provides six payout options within the fund (the “Transamerica Target Payout Program”). The payout options are available in 5 year increments of time periods. Each time period will have a different target payout rate. The fund is intended to provide a target amount of income through the respective end dates of its six payout options. The Transamerica Target Payout Program does not guarantee a payout, but is designed to provide a smooth retirement income stream over the time period chosen by the investor.
The fund’s targeted monthly payment strategy is designed to be implemented in conjunction with a shareholder’s voluntary participation in the Transamerica Target Payout Program. The Transamerica Target Payout Program is an optional account feature designed to enable shareholders to receive, on a monthly basis, a target amount of income that has the potential to keep pace with the stock and bond markets. A participating shareholder’s monthly payment for a given month will consist of proceeds from the automatic sale by the Transamerica Target Payout Program of the appropriate number of shares of the fund. Shareholders who elect to participate in the Transamerica Target Payout Program authorize the automatic sale of their shares for this purpose.
Monthly payments are determined based on a schedule of annual target payout rates determined by Morningstar Associates, LLC (the “Portfolio Construction Manager” or “Morningstar”). The dollar amount of a shareholder’s monthly payments through the Transamerica Target Payout Program generally will fluctuate from one year to the next. Within a calendar year, the dollar amount of a shareholder’s monthly payments will generally remain the same each month, except in the final year of the selected payout option when the payments may vary in connection with the liquidation of the payout amount of such option. Buying additional shares of the fund or selling shares outside of the Transamerica Target Payout Program may increase or decrease, respectively, the dollar amount of a shareholder’s monthly payments.
The Portfolio Construction Manager uses a proprietary, patent-pending investment process and leverages sophisticated statistical methods such as Monte Carlo simulation, a mathematical method used to model the probability of outcomes for a given event, to project thousands of potential market scenarios. This process determines an annual target payout rate which specifies an annual withdrawal amount based on the chosen time period.
A shareholder’s participation in the Transamerica Target Payout Program will result in the gradual liquidation of the shareholder’s investment in a payout option of the fund by its end date, resulting in a market value at or close to zero at the end date. It is expected that a shareholder’s account in the fund will be liquidated shortly after the end date of the chosen payout option.
The fund may not perform as intended. If a shareholder chooses to participate in the Transamerica Target Payout Program and the markets do not perform as expected, the fund’s target amount of monthly income may decline markedly. Additionally, an extended period of market volatility could result in payouts changing dramatically from one year to the next. In extreme circumstances, the fund may liquidate more rapidly than anticipated.
The fund may not make sense for certain investors. You should consult a tax professional before investing in the fund through an IRA.
Additional information about the Transamerica Target Payout Program is available in the section titled ‘‘Transamerica Target Payout Program’’ later in the prospectus.

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TRANSAMERICA MANAGED PAYOUT PORTFOLIO
SECTION A — FUND DESCRIPTION
SUMMARY OF RISKS AND RETURNS
OBJECTIVE
The objective of Transamerica Managed Payout Portfolio is to seek total return through a combination of capital appreciation and current income.
PRINCIPAL STRATEGIES AND POLICIES
The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying Transamerica Funds and Transamerica Partners Portfolios (“underlying funds”) designed to achieve a level of total return consistent with a monthly payment strategy to be administered through the end date of a chosen payout option.
The fund’s investment objective is intended to support the fund’s monthly payment strategy implemented in conjunction with the optional Transamerica Target Payout Program.
The Transamerica Target Payout Program does not guarantee a payout, but is designed to provide a smooth retirement income stream over a selected time period. The six payout options in the Transamerica Target Payout Program each have a specific payout percentage rate based on the Portfolio Construction Manager’s proprietary investment process that is designed to determine an annual target payout rate based on the chosen time period. For example, the payout percentage rates for 2009 are:
•	2013 Transamerica Target Payout Rate 21.95%

•	2018 Transamerica Target Payout Rate 12.01%

•	2023 Transamerica Target Payout Rate 8.73%

•	2028 Transamerica Target Payout Rate 7.14%

•	2033 Transamerica Target Payout Rate 6.19%

•	2038 Transamerica Target Payout Rate 5.58%
- Under normal market conditions, expectations are to adjust the investments in the underlying funds to achieve a mix over time of approximately 40% of assets in equities and 60% of assets in fixed-income which may include bonds, cash equivalents and other money market instruments.
- The target payout rate will be adjusted annually for such factors as inflation, market performance, and the remaining time until the end date.
- Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.
- The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.
- The fund may also invest directly in U.S. government securities and/or short-term commercial paper.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.
As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.
The fund’s Portfolio Construction Manager determines the fund’s asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund’s asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.
LIST OF UNDERLYING FUNDS
This section lists the underlying funds in which the fund may invest; it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund’s prospectus, available at www.transamericafunds.com.
-	Transamerica AllianceBernstein International Value

-	Transamerica American Century Large Company Value

-	Transamerica Bjurman, Barry Micro Emerging Growth

-	Transamerica BlackRock Global Allocation

-	Transamerica BlackRock Large Cap Value

-	Transamerica BlackRock Natural Resources

-	Transamerica BNY Mellon Market Neutral Strategy

-	Transamerica Clarion Global Real Estate Securities

-	Transamerica Convertible Securities

-	Transamerica Equity

-	Transamerica Evergreen Health Care

-	Transamerica Evergreen International Small Cap

-	Transamerica Federated Market Opportunity

-	Transamerica Growth Opportunities

-	Transamerica High Yield Bond

-	Transamerica Jennison Growth

-	Transamerica JPMorgan International Bond

-	Transamerica Loomis Sayles Bond

-	Transamerica MFS International Equity

-	Transamerica Marsico Growth

-	Transamerica Marsico International Growth

-	Transamerica Neuberger Berman International

-	Transamerica Oppenheimer Developing Markets

-	Transamerica Oppenheimer Small- & Mid-Cap Value

-	Transamerica Partners High Quality Bond Portfolio

-	Transamerica PIMCO Real Return TIPS

-	Transamerica PIMCO Total Return

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TRANSAMERICA MANAGED PAYOUT PORTFOLIO
-	Transamerica Schroders International Small Cap

-	Transamerica Science & Technology

-	Transamerica Small/Mid Cap Value

-	Transamerica Third Avenue Value

-	Transamerica UBS Dynamic Alpha

-	Transamerica UBS Large Cap Value

-	Transamerica Van Kampen Emerging Markets Debt

-	Transamerica Van Kampen Mid-Cap Growth
PRINCIPAL RISKS
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
▪ Underlying Funds
Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus and the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.
▪ Asset Allocation
The Portfolio Construction Manager allocates the fund’s assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund’s return and/or avoiding investment losses.
Because the fund may invest in both equity and fixed-income funds, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The fund will be more subject to the risks of fixed income securities and less subject to the risks of equity securities to the extent that the fund’s assets are largely invested in fixed income funds.
▪ Fixed Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value
•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
•	prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
▪ Stocks
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.
▪ Foreign Securities
Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.
▪ Investment Companies
To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

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TRANSAMERICA MANAGED PAYOUT PORTFOLIO
▪ Market
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled ‘‘More on Strategies and Risks’’ in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s investments in underlying funds is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com within approximately two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.
▪ Investor Profile
This fund may be appropriate for the investor who is in or near retirement and seeks to convert accumulated assets into regular payments over a defined period of time and who might be adverse to annuities or wants to supplement an annuity.
PAST PERFORMANCE
No performance is shown for the fund as it had not commenced operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)

	Class of Shares
	A	C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None[a]	1.00	% [b]
Redemption fee on shares held 5 trading days or less (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)c d

Class of Shares
	A		C
Management fees	___	%	___	%
Distribution and service (12b-1) fees	0.35%		1.00%
Other expenses	___	%	___	%
Acquired Fund Fees and Expenses (expenses that are deducted from fund assets)	___	%	___	%
Total annual fund operating expenses[e]	___	%	___	%

Expense reductions[f]	___	%	___	%
Net operating expenses[e]	___	%	___	%

[a]	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

[b]	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

[c]	Annual fund operating expenses are based on estimates.

[d]	The fund invests in securities through an underlying portfolio. This table and the example below reflect the expenses of the fund and that underlying portfolio.

[e]	Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[f]	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through [date], to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.55%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.55%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses.
A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled “Shareholder Information – Features and Policies — Minimum Account Balance” of this prospectus.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.
The example assumes that you are not participating in the Transamerica Target Payout Program.

Share Class	1 year	3 years
A	$___	$___
C	$___	$___

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TRANSAMERICA MANAGED PAYOUT PORTFOLIO
ADDITIONAL INFORMATION
Management
Investment Adviser:
Transamerica Asset Management, Inc. (‘‘TAM’’)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled ‘‘Shareholder Information – Investment Adviser’’ of this prospectus.
Advisory Fee:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.20%
Over $1 billion	0.15%
Portfolio Construction Manager:
Morningstar Associates, LLC (‘‘Morningstar’’)
225 West Wacker Drive
Chicago, Illinois 60606
Portfolio Construction Manager Compensation:
The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.20%
Over $1 billion	0.15%
A discussion regarding the basis of the Board of Trustees’ approval of the fund’s advisory arrangements will be available in the fund’s semi- annual report for the fiscal period ending April 30, 2009.
Portfolio Construction Team:
The fund is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team.
Maciej Kowara, Ph.D., CFA, Co-Portfolio Manager, is a Research & Development Consultant at Morningstar. He joined Morningstar in February 2004 as the head of Morningstar’s research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank’s Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago.
Jeff McConnell, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar’s Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago.
Jon Hale, Ph.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar’s Institutional Investment Consulting Group and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University.
Hal Ratner, Co-Portfolio Manager, is a Senior Consultant and Asset Allocation Strategist at Morningstar Associates. In 2003 Mr. Ratner joined Morningstar, where he is responsible for developing and implementing asset allocation and manager structure methodologies. In addition, he currently heads Morningstar’s Asset Allocation Committee. Before joining Morningstar, Mr. Ratner served as vice president of investments for mPower, where he led a team of analysts responsible for manager research and manager structures. Prior to joining mPower, he was assistant vice president of global manager research for Callan Associates. Mr. Ratner was also an analyst at ING Barings Management Consulting Services and at Morningstar, Inc. He has published in The Journal of Wealth Management and has been quoted in publications such as the Wall Street Journal and the New York Times. He holds a B.S. from Antioch College and is a member of the Investment Analysts Society of Chicago.

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TRANSAMERICA MANAGED PAYOUT PORTFOLIO
Michael Stout, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar’s Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from The Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst.
The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership of securities in the fund.
FINANCIAL HIGHLIGHTS
Financial Highlights for the fund are not included in this prospectus because the fund had not commenced operations prior to the date of this prospectus.

7

SECTION B — DESCRIPTION OF CERTAIN UNDERLYING FUNDS
This section describes the underlying funds in which the fund may invest and summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the underlying funds’ investment strategies and risks may be found in the section entitled ‘‘More on Strategies and Risks,’’ in Appendix A of this prospectus. Further information about these underlying funds is contained in the underlying fund’s prospectuses, available at www.transamericafunds.com.
▪ Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund’s investment policies emphasize investments that are determined to be undervalued by the fund’s sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.
▪ Transamerica American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. large-capitalization companies. The fund’s sub-adviser considers large capitalization companies to be companies that comprise the Russell 1000 Index. Under normal market conditions, the fund will have at least 80% of its net assets in equity securities of companies comprising the Russell 1000 Index. The fund’s sub-adviser uses a value investment strategy that looks for companies temporarily out of favor in the market. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.
▪ Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund’s sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stock risk; industry focus risk; emerging growth companies risk; and market risk.
▪ Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.
▪ Transamerica BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of large cap companies. The fund considers a large cap company to be one that, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000 Index. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.
▪ Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets

8

SECTION B — DESCRIPTION OF CERTAIN UNDERLYING FUNDS
risk; preferred stocks risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; convertible securities risk; derivatives risk; and market risk.
▪ Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.
▪ Transamerica Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the fund will invest at least 80% of its net assets in a portfolio of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. The fund’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; real estate securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; currency risk; fixed-income securities risk; mortgage-related securities risk; non-diversification risk; and market risk.
▪ Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.
▪ Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the fund’s net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; and market risk.
▪ Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the fund’s net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivatives risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.
▪ Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.
▪ Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the fund’s assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

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SECTION B — DESCRIPTION OF CERTAIN UNDERLYING FUNDS
▪ Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund’s sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.
▪ Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; country, combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk. sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.
▪ Transamerica Jennison Growth seeks long-term growth of capital by investing substantially all of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; medium-sized companies risk; foreign securities risk; preferred stocks risk; warrants and rights risk; and market risk.
▪ Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (‘‘junk bonds’’) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; derivatives risk; structured notes risk; hedging risk; liquidity risk; and market risk.
▪ Transamerica MFS International Equity seeks capital growth by investing primarily in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; small- or medium-sized companies risk; convertible securities risk; preferred stocks risk; currency risk; derivatives risk; value investing risk; geographic concentration risk; and market risk.
▪ Transamerica Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests primarily in common stocks of large companies selected for their long-term growth potential. The fund’s sub-adviser uses an approach that combines ‘‘top down’’ macro-economic analysis with ‘‘bottom up’’ stock selection. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; currency risk; and market risk.
▪ Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; small- or medium-sized companies risk; currency risk; and market risk.

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SECTION B — DESCRIPTION OF CERTAIN UNDERLYING FUNDS
▪ Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.
▪ Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.
▪ Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; foreign securities risk; preferred stocks risk; value investing risk; derivatives risk; fixed-income securities risk; liquidity risk; portfolio turnover risk; hedging risk; convertible securities risk; and market risk.
▪ Transamerica Partners High Quality Bond Portfolio seeks to provide a high risk-adjusted return while focusing on the preservation of capital. The fund invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the fund invests at least 80% of its net assets in high quality bonds and related investments. The fund considers securities rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s (and securities that the fund’s sub-adviser believes are of comparable quality) to be high quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; inflation-protected securities risk; high-yield debt securities risk; foreign securities risk; loan investing risk; emerging markets risk; derivatives risk; active trading risk; securities lending risk; and market risk.
▪ Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or ‘‘TIPS’’). The fund’s sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage-related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.
▪ Transamerica PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; emerging markets risk; currency risk; liquidity risk; and market risk.
▪ Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; smaller companies risk; investment style risk; emerging markets risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

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SECTION B — DESCRIPTION OF CERTAIN UNDERLYING FUNDS
▪ Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the fund’s net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.
▪ Transamerica Small/ Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.
▪ Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; fixed-income securities risk; small- or medium-sized companies risk; currency risk; high-yield debt securities risk; non-diversification risk; value investing risk; and market risk.
▪ Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to: U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high-yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk, growth stock risk; small- or medium-sized companies risk; fixed-income securities risk; prepayment risk; high-yield debt securities risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.
▪ Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.
▪ Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risk; non-diversification risk; and market risk.
▪ Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; small- or medium-sized companies risk; derivatives risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; fixed-income securities risk; REITs risk; investing aggressively risk; and market risk.

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SECTION B — DESCRIPTION OF CERTAIN UNDERLYING FUNDS
Under adverse or unstable market conditions, the underlying funds can invest some or all of their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

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INVESTMENT ADVISER
Transamerica Funds’ Board of Trustees is responsible for managing the business affairs of Transamerica Funds. The Board oversees the operation of Transamerica Funds by its officers. It also reviews the management of the fund’s assets by TAM and the investment sub-adviser. You can find additional information about Transamerica Funds’ Trustees and officers in the SAI.
TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for Transamerica Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into an asset allocation management agreement with the fund’s Portfolio Construction Manager. The investment adviser also monitors the Portfolio Construction Manager’s buying and selling of portfolio securities and administration of the fund. For these services, TAM is paid an investment advisory fee. This fee is calculated on the average daily net assets of the fund, and paid at the rates previously shown in this prospectus.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.
From time to time, TAM and/or its affiliates pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled ‘‘Other Distribution or Service Arrangements’’ in this prospectus.
The fund may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:
(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2) materially change the terms of any sub-advisory agreement; and
(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.
TO CONTACT TRANSAMERICA FUNDS

Customer Service: 1-888-233-4339
Internet:	www.transamericafunds.com
Fax:	1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc.
330 W. 9th Street
Kansas City, MO 64105
OPENING AN ACCOUNT
Fill out the New Account Application which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the fund’s distributor.
IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website. You should consult a tax professional before investing in the fund through an IRA.
Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information

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for each trader. If you do not provide this information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value (‘‘NAV’’) per share.
Minimum Investment

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
	(per fund	(per fund
Type of Account	account)	account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (‘‘UGMA’’) or Transfer to Minors (‘‘UTMA’’)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$500	$50 *

*	Minimum per monthly fund account investment.
Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for ‘‘wrap’’ accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc. (‘‘TCI’’), and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.
By Mail
•	Send your completed application and check made payable to Transamerica Fund Services, Inc.
Through an Authorized Dealer
•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.
BUYING SHARES
Investors may purchase shares of the fund at the ‘‘offering price’’ of the shares, which is the net asset value per share plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted in writing.
By Check
•	Make your check payable and send to Transamerica Fund Services, Inc.
•	If you are opening a new account, send your completed application along with your check.
•	If you are purchasing shares in an existing account(s), please reference your account numbers(s) and the Transamerica fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Transamerica Funds does not accept money orders, traveler’s checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by Transamerica Funds.
By Automatic Investment Plan
•	With an Automatic Investment Plan (‘‘AIP’’), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (‘‘ACH’’) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

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Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By the Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.
By Payroll Deduction
•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this deduction.
By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica Funds Acct # 3600622064,Ref: Shareholder name, Transamerica fund and account numbers.
• Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, Transamerica Funds and the fund reserve the right to discontinue offering shares at any time or to cease operating entirely.
If you elect to participate in the Transamerica Target Payout Program and you buy additional shares of the fund, note the following:
•	Buying additional shares may increase the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.
SELLING SHARES
Selling shares is also referred to as ‘‘redeeming’’ shares. You can redeem your shares at any time.
Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
To request your redemption and receive payment by: Direct Deposit – ACH
•	You may request an ‘‘ACH redemption’’ in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

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Direct Deposit – Wire
•	You may request an expedited wire redemption in writing, or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
•	Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)
•	You can establish a Systematic Withdrawal Plan (‘‘SWP’’) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject to:
•	The type of account you have and if there is more than one shareholder.
•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•	The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.
•	Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.
•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.
Please see additional information relating to original signature guarantee later in this prospectus.
If you elect to participate in the Transamerica Target Payout Program and you sell additional shares of the fund outside the Transamerica Target Payout Program, note the following:
•	Selling shares may decrease the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.
TRANSAMERICA TARGET PAYOUT PROGRAM
The fund’s targeted monthly payment strategy is designed to be implemented in conjunction with a shareholder’s voluntary participation in the Transamerica Target Payout Program. The Transamerica Target Payout Program is an optional account feature designed, but not guaranteed, to enable shareholders to receive, on a monthly basis, a targeted amount of income from the fund that has the

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potential to keep pace with the stock and bond markets based on a selected time period, and to assist the conversion of a shareholder’s savings into monthly payments. The fund’s strategy is to provide a stream of monthly payments through the end date of six payout options within the fund. The payout options are available in 5 year increments or time periods. Each time period will have a different target payout.
A shareholder may elect to participate in the Transamerica Target Payout Program at any time, and a participant may elect to discontinue participation in the Transamerica Target Payout Program at any time.
Monthly payments are determined based on a schedule of annual target payout rates for each payout option as determined by Morningstar. The dollar amount of a shareholder’s monthly payments through the Transamerica Payout Program generally will fluctuate form one year to the next. Within a calendar year, the dollar amount of a shareholder’s monthly payments will generally remain the same each month, except in the final year of the selected payout option when the payments may vary in connection with the liquidation of the payout amount of such option. Buying additional shares of the fund or selling shares outside of the Transamerica Target Payout Program generally will increase or decrease, respectively, the dollar amount of a shareholder’s monthly payments.
A shareholder’s participation in the Transamerica Target Payout Program will result in the gradual liquidation of the shareholder’s investment in a payout option of the fund by its end date, resulting in a market value at or close to zero at the end date. It is expected that a shareholder’s account in the fund will be liquidated shortly after the end date of the chosen payout option.
The fund’s investment objectives is intended to support the fund’s monthly payment strategy implemented in conjunction with the optional Transamerica Target Payout Program. Shareholders may, however, invest in the fund and not elect to participate in the Transamerica Target Payout Program.
The fund’s dividends are not counted toward the monthly payment. Shareholders have the option to reinvest dividends and purchase additional shares or receive dividends in cash. Buying additional shares of the fund or selling shares outside of the Transamerica Target Payout Program generally will increase or decrease, respectively, the dollar amount of a shareholder’s monthly payments.
The fund’s capital gain distributions are not counted toward the monthly payment and instead are automatically reinvested in additional shares of the fund for shareholders enrolled in the Transamerica Target Payout Program. Shareholders who elect to participate in the Transamerica Target Payout Program authorize the automatic reinvestment of such distributions.
The dollar amount of a shareholder’s monthly payments through the Transamerica Target Payout Program generally will fluctuate from one year to the next. Buying additional shares of the fund or selling shares outside of the Transamerica Target Payout Program generally will increase or decrease, respectively, the dollar amount of a shareholder’s monthly payments.
The dollar amount of the monthly payments that a shareholder receives through investment in the fund and voluntary participation in the Transamerica Target Payout Program will depend on, among other factors, the annual target payment rate of the selected payout option and the investment performance of and amount invested in the fund.
If the fund is unable to achieve its objective, the fund’s targeted monthly payment strategy may not work as intended, which could mean that monthly payments would decline markedly. Additionally, an extended period of market volatility could result in payouts changing dramatically from one year to the next. If you participate in the Transamerica Target Payout Program, your entire investment in the fund will be gradually liquidated over time.
The Transamerica Target Payout Program does not guarantee a payout, but is designed to provide a smooth retirement income stream over a selected time period. The six payout options in the Transamerica Target Payout

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Program each have a specific payout percentage rate based on the Portfolio Construction Manager’s proprietary investment process that is designed to determine an annual target payout rate based on the chosen time period. For example, the payout percentage rates for 2009 are:
•	2013 Transamerica Target Payout Rate 21.95%

•	2018 Transamerica Target Payout Rate 12.01%

•	2023 Transamerica Target Payout Rate 8.73%

•	2028 Transamerica Target Payout Rate 7.14%

•	2033 Transamerica Target Payout Rate 6.19%

•	2038 Transamerica Target Payout Rate 5.58%
The following examples illustrate how the Portfolio Construction Manager generates income as a function of managing different “buckets” of money within a client’s portfolio. Note: The examples are for illustrative purposes only.
[INSERT EXAMPLES]
EXCHANGING SHARES
•	You may request an exchange in writing, by phone, or by accessing your account through the internet.
•	You can exchange shares in one fund for shares in the same class of another fund.
•	The minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.
•	An exchange is treated as a redemption of the fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.
•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.
•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.
•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.
If you elect to participate in the Transamerica Target Payout Program and you exchange a portion of your shares of the fund, note the following:
•	Exchanging out of the fund may decrease the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.
REDEMPTION FEES
Redemption Fee Assessment
A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on systematic transactions, shares acquired through the reinvestment of dividends, or distributions paid by the fund.
This redemption fee is imposed to discourage short-term trading and is paid to the fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the fund and/or in another of your Transamerica fund accounts, Transamerica Funds may in its sole discretion determine that your trading activity may be detrimental to the fund as described in the ‘‘Market Timing/Excessive Trading’’ section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.
Redemptions through Financial Intermediaries
Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan or a 529 college savings plan that maintains a master account (an ‘‘Omnibus Account’’) with the fund for trading on behalf of

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its customers. Currently, only certain intermediaries have the ability to collect the fund’s redemption fee on the fund’s behalf from their customers’ accounts. As a result, the ability of the fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of the fund’s underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems’ requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the fund. The fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the fund.
Waiver/Exceptions/Changes
Currently, Transamerica Funds does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b), and 457 of the Internal Revenue Code, or in ‘‘wrap’’ accounts established for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI.
The fund reserves the right to waive the redemption fee at its discretion if the fund’s transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, the fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days notice of any material changes, unless otherwise provided by law.
Involuntary Redemptions
The fund reserves the right to close your account if the account value falls below the fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless Transamerica Funds provides a waiver.
FEATURES AND POLICIES
Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance	Fee Assessment
(per fund account)	(per fund account)
If your balance is below $1000 per fund account	$25 annual fee assessed, until balance reaches $1,000

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No fees will be charged on:
•	accounts opened within the preceding 12 months
•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•	accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more
•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•	UTMA/UGMA accounts (held at Transamerica Funds)
•	State Street Custodial Accounts (held at Transamerica Funds)
•	Coverdell ESA accounts (held at Transamerica Funds)
•	Omnibus and Network Level 3 accounts
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (‘‘TFS’’) are not liable for complying with telephone instructions that are deemed by them to be genuine.
Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (‘‘STAMP2000’’). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.
An original signature guarantee is required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds wired to a bank account other than a bank account of record.
•	You are adding or removing a shareholder from an account.
•	You are changing ownership of an account.
•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
The fund reserves the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the original signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.

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Employer Sponsored Accounts
If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.
Reinvestment Privilege
Within a 90-day period after you sell your shares, you have the right to ‘‘reinvest’’ your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (‘‘CDSC’’) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees are disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year. Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the fund, which include a list of the holdings, will be mailed twice a year to all shareholders.
e-Delivery
Transamerica Funds offers e-Delivery, a fast and secure way of receiving statements and other shareholder documents electronically. Subscribers to e-Delivery are notified by e-mail when shareholder materials, such as prospectuses, financial transaction confirmations and financial reports, become available on the Transamerica Funds’ website.
Once your account is established, visit our website at www.transamericafunds.com, choose Transamerica Mutual Funds and then click on ‘‘Manage My Account’’ for more information and to subscribe. Then, once you have logged in to your account, select the ‘‘Electronic Delivery’’ option and follow the simple enrollment steps provided.
CHOOSING A SHARE CLASS
The fund offers Class A and Class C shares, each with its own sales charge and expense structure.
The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.
If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares (if you plan to invest for a period of less than 5 years).
Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.
Class A Shares – Front Load
With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of up to 0.35% per year.
If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent

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deferred sales charge (CDSC), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a ‘‘wrap’’ account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI.
Class C Shares – Level Load
With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.
Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a CDSC. If you exchange your shares from such accounts, future purchases of Class C will be subject to the CDSC. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares also will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.
Currently, investors who purchase Class C shares of a Transamerica Fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the fund. Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.
The maximum purchase order in Class C shares is $999,999.99.
Contingent Deferred Sales Charge
Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.
WAIVERS AND/OR REDUCTIONS OF CHARGES
Class A Sales Charge Reductions
You can lower the sales charge percentage in the following ways:
•	Substantial investments receive lower sales charge rates (see tables below).
•	The ‘‘rights of accumulation’’ allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.
•	A Letter of Intent (‘‘LOI’’) allows you, your spouse and children under the age of 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A investments. Purchases made up to 90 days prior to establishing your LOI will be adjusted to the requested LOI breakpoint and the 13 month period will begin on the date of your first purchase within the 90 day period. The market value of your existing holdings eligible to be aggregated as of the trading day immediately before the start of your LOI period will be credited toward satisfying your LOI. Purchases made at NAV after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if your LOI amount is not met.

Effective August 1, 2008, purchases made up to 90 days prior to establishing your LOI will no longer be adjusted to the requested LOI breakpoint. Additionally, the 13 month period will begin on the date of your first purchase following the execution of your LOI.

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•	By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A shares at the reduced sales charge applicable to that group as a whole. A ‘‘qualified group’’ is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds’ transfer agent; has arrangements satisfactory to Transamerica Funds’ transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.
•	By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.
Class A Share Quantity Discounts

	Sales	Sales
	Charge as	Charge
	% of	as % of
	Offering	Amount
Amount of Purchase*	Price	Invested

Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.75%	2.83%
$500,000 to under $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

*	The transfer agent, TFS, must be notified when a purchase is made that qualifies under any of the above provisions.
Consequently, when a purchaser acquires shares directly from Transamerica Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the fund that the purchaser has, directly with Transamerica Funds, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide TFS or his/her dealer or other financial intermediary information or records regarding shares of Transamerica Funds held in all accounts (e.g., retirement plan accounts) of the purchaser directly with Transamerica Funds or with one or several dealers or other financial intermediaries, including to substantiate ‘‘rights of accumulation’’ accounts held by a spouse and children under age 21.
Waiver of Class A Initial Sales Charges
Class A shares may be purchased without a sales charge by: Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.

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•	Current or former Transamerica Funds trustees, directors, officers, full-time employees, sales representatives of Transamerica Funds, TAM, their affiliates, and any of the sub-advisers, and sales representatives of dealers having a sales agreement with the fund’s distributor, TCI and family members thereof.
•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.
•	‘‘Wrap’’ accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI.
•	Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or Network Level 3 account arrangement;
•	Retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or Network Level 3 account arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;
•	Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;
•	Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated; and
•	Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement)
•	Other retirement plans, non-qualified brokerage accounts, and other accounts that are held through an arrangement with Transamerica Retirement Management.
•	Other Individual Retirement Accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York.
Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the fund’s distributor to substantiate such request.
Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.
Waiver of Class A and Class C Contingent Deferred Sales Charges
You will not be assessed a sales charge for shares if you sell in the following situations:
•	Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.
•	Following the total disability of the shareholder (as determined by the Social Security Administration — applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.
•	On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.
•	If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.
Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds website at www.transamericafunds.com.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

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SECTION C — SHAREHOLDER INFORMATION
Transamerica Funds’ Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in fund shares and redemption fees, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of the fund. The fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading. The fund generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders or a financial adviser with discretionary trading authority over multiple accounts). However, the fund reserves the right to determine less active trading to be ‘‘excessive’’ or related to market timing.
While the fund discourages market timing and excessive short-term trading, the fund cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. Transamerica Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the fund and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Reallocations in underlying series of Transamerica Funds by a Transamerica asset allocation fund which invests in other series of Transamerica in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
PRICING OF SHARES
How Share Price is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.
When Share Price Is Determined
The NAV of the fund and shares of the underlying funds in which the fund invests is determined on each day the New York Stock Exchange (‘‘NYSE’’) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities held by the underlying funds in which the fund invests may trade in their primary markets on weekends or other days when the underlying funds do not price their shares (therefore, the NAV of an underlying fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the fund).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of

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the settled purchase order for shares of the asset allocation funds.
How NAV Is Calculated
The NAV of the fund and each underlying fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding. In the case of the fund, because it invests substantially all of its assets in underlying funds under normal market conditions, its NAV will depend on the NAVs of the underlying funds in which it invests.
The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s NAV. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to TAM.
In general, securities and other investments held by an underlying fund (or in certain circumstances, the fund) are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (‘‘NOCP’’). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the underlying fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying fund determines its NAV per share.
DISTRIBUTION OF SHARES
Distribution Plans
The Board of Trustees of Transamerica Funds has adopted a 12b-1 Plan for each class of shares of the fund. The Plan provides for payments of distribution and service fees, based on annualized percentages of daily net assets, to TCI, broker-dealers, financial intermediaries and other.

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Distribution of Class A Shares. Under the Plan, the fund pays distribution and service fees of up to 0.35% for Class A shares.
Distribution of Class C Shares. Under the Plan, the fund pays distribution and service fees of up to 1.00% for Class C shares.
The Effect of Rule 12b-1 Plans. Because the fund has 12b-1 Plans, even though Class C shares do not carry an up-front sales load, the higher distribution and service fees payable by Class C shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the fund’s 12b-1 Plans, see the SAI.
UNDERWRITING AGREEMENT
Transamerica Funds has an Underwriting Agreement with TCI, located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The fund pays TCI, or its agent, fees for its services. Of the distribution and service fees it receives for Class A shares, TCI, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, TCI, or its agent reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.
OTHER DISTRIBUTION OR SERVICE
ARRANGEMENTS
TCI engages in wholesaling activities designed to support and maintain, and increase the number of, the financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by fees paid by TAM and TCI, and not the Transamerica Funds.
TCI (in connection with, or in addition to, wholesaling services), TAM, TIM and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources provides additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the fund or sell shares of other series of Transamerica Funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees paid, directly or indirectly, by the fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as ‘‘revenue sharing’’ arrangements. Revenue sharing is not an expense of the fund, does not result in increased fund expenses, are not reflected in the fees and expenses sections of this prospectus and they do not change the price paid by investors for the purchase of the fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in the Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
These payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, compensation for sales, ‘‘trail’’ fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). TCI also pays flat annual fees ranging from $12,500 to $75,000 to Suntrust Securities, Compass Brokerage and Hantz Financial. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.
As of March 1, 2008, TCI had such revenue sharing arrangements, with over 19 brokers and other financial intermediaries, of which some of the more significant

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include arrangements with Comerica Securities, Compass Group, Hantz Financial Services, Merrill Lynch, Morgan Stanley, Natcity Investments, Inc., PNC Financial Services Group, Raymond James Financial Services, Raymond James and Associates, CitiGroup/Smith Barney, Signator Investors, Inc., Stifel Nicolaus, UBS Financial, US Bancorp and Wachovia Securities. For the calendar year ended December 31, 2007, TCI paid approximately $7,394,421 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.
For the same period, TCI received revenue sharing payments ranging from $750 to $36,900 for a total of $309,471 from the following financial services firms to participate in internal wholesaling events: Alliance Bernstein Investments, Inc., American Century Investments, AMVESCAP PLC, BlackRock Financial, Columbia Management, Federated Investors, Fidelity Investments, ING Clarion, Janus Capital Management, Jennison Associates, J.P. Morgan, Legg Mason, Lehman Brothers, MFS Investment Management, Natixis, Oppenheimer, Pacific Investment Management Company, Suntrust Securities, T. Rowe Price, Transamerica Investment Management, LLC and Van Kampen Investments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled ‘‘Dealer Reallowances’’ of the SAI.)
Also, TAM pays, out of its own assets, financial intermediaries a ‘‘trail’’ fee for servicing and maintenance of accounts of Class T shareholders in Transamerica Equity in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing and regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the fund and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the fund, and/or revenue sharing arrangements for selling shares of the fund may be more or less than the overall compensation or reimbursement on similar or other products and may infiuence your broker or other financial intermediary to present and recommend the fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the fund.
Although the fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
DISTRIBUTIONS AND TAXES
Taxes on Distributions in General
The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. The fund will not have to pay income tax on amounts it distributes to shareholders. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions; other shareholders will be taxed on distributions.
The fund declares and pays dividend distributions monthly. The fund declares and pays distributions of net capital gain monthly. If necessary, the fund may make distributions at other times as well. If the fund declares a dividend in October, November, or December but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

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SECTION C — SHAREHOLDER INFORMATION
For any shareholder who does not participate in the Transamerica Target Payout Program, distributions will be automatically reinvested in fund shares unless the shareholder elects to receive them in cash. A shareholder who does not participate in the Transamerica Target Payout Program may, at any time, elect to receive distributions in cash.
Shareholders that are subject to tax on their income normally will be taxed on distributions from the fund, regardless of whether they are paid in cash or reinvested in additional fund shares.
Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:
•	Distributions of the fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Distributions of the net capital gain of an underlying fund will be treated as long-term capital gain of the fund for this purpose.
•	Distributions designated by the fund as ‘‘qualified dividend income’’ will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Distributions of qualified dividend income earned by an underlying fund and distributed to the fund by that underlying fund will be eligible to be designated as qualified dividend income by the fund.
•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.
The fund will send you a tax report annually summarizing the amount and the tax aspects of your distributions.
If you buy shares of the fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as ‘‘buying a dividend.’’ Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution from the account is made, at which time that distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Taxes on Transamerica Target Payout Program Monthly Payments
Each shareholder who participates in the Transamerica Target Payout Program will receive monthly cash payments. To the extent those payments are derived from fund net investment income and not from net capital gains, they will be taxed as described above. To the extent that monthly payments exceed monthly distributions, the payments will be derived from automatic redemptions of fund shares under the Transamerica Target Payout Program, which will be taxable as sales of shares, described below.
For a shareholder who participates in the Transamerica Target Payout Program, capital gain distributions are not counted toward the monthly payment, are automatically reinvested in additional shares of the fund, and are taxable as distributions of net capital gain.
Taxes on the Sale or Exchange of Shares
If you sell shares of the fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain that were received with respect to the shares, including distributions of net capital gain and any amounts credited to you as undistributed capital gain.
Withholding Taxes
As with all mutual funds, the fund may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer

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SECTION C — SHAREHOLDER INFORMATION
identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Non-Resident Alien Withholding
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. citizen or U.S. resident alien.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, the fund. More information is provided in the fund’s SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Funds.
Investment Policy Changes
Unless expressly designated as fundamental, all policies and procedures of the fund may be changed at any time by Transamerica Funds’ Board of Trustees without shareholder approval. To the extent authorized by law, Transamerica Funds and the fund reserves the right to discontinue offering shares at any time, to merge a class of shares, or to cease operations entirely.
HOW TO USE THIS SECTION
In the discussion of the fund, you found descriptions of the principal strategies and risks associated with the fund and the underlying funds in which it invests. In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.
DIVERSIFICATION
The Investment Company Act of 1940 (‘‘1940 Act’’) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading the fund’s assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.
The fund qualifies as a diversified fund under the 1940 Act (but certain of the underlying funds in which it invests do not).
ASSET ALLOCATION FUNDS
The fund’s Portfolio Construction Manager allocates the fund’s assets among underlying funds. These allocations may not be successful. For example, the underlying funds may underperform other funds or investment options, or the fund may be underweighted in underlying funds that are enjoying significant returns and overweighted in underlying funds that are suffering from significant declines.
UNDERLYING FUNDS

The fund’s ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the asset allocation fund bears. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, the fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by the fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. The fund’s investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the fund or an underlying fund.
INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go

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APPENDIX A — MORE ON STRATEGIES AND RISKS
up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks the fund may hold fluctuate in price, the value of the fund’s investments in the fund will go up and down.
INVESTING IN PREFERRED STOCKS
Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See ‘‘Investing in Bonds,’’ below.)
INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose money. Price changes may be temporary or for extended periods.
INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:
CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.
LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.
DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term; and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.
DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poors Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.
LOW QUALITY. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk; are more sensitive to interest rate movements; are considered more speculative; have a greater vulnerability to economic changes, subject to greater price volatility; and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.
LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix B for a description of bond ratings.
INVESTING IN FOREIGN SECURITIES
Foreign securities are investments offered by non-U.S. companies, governments and government

APPENDIX A — MORE ON STRATEGIES AND RISKS
agencies. They involve risks in addition to those associated with securities of domestic issuers, including:
•	CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. The fund may also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.
▪	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. The fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.
▪	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.
▪	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.
▪	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.
▪	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, the fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.
▪	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.
▪	SETTLEMENT DELAYS. ‘‘Settlement’’ is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.
▪	HIGHER CUSTODIAL CHARGES. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.
▪	VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.
▪	POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.
▪	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.
▪	HEDGING. The fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser’s projection of future exchange rates is inaccurate.
▪	EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, the fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts,

APPENDIX A — MORE ON STRATEGIES AND RISKS
which include futures and options, involve additional risks and costs. Risks include, without limitation:
▪	DERIVATIVES. The fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, loans, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses.
Swap transactions are privately negotiated agreements between the fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. The fund bears the risk that the counterparty could default under a swap agreement. Further, the fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are ‘‘commodity-linked’’ or ‘‘index-linked’’ notes. They are sometimes referred to as ‘‘structured notes’’ because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose the fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, the fund may receive more or less principal than it originally invested. The fund might receive interest payments on the note that are more or less than the stated coupon interest payments.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the fund:
▪	MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
▪	CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
▪	LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
▪	LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
▪	LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the fund will

APPENDIX A — MORE ON STRATEGIES AND RISKS
engage in derivatives transactions at any time or from time to time. The fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

▪	MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to the fund’s interest. If the fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. The fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.
INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If the fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.
FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being

APPENDIX A — MORE ON STRATEGIES AND RISKS
less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
INVESTING IN STRUCTURED SECURITIES
Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.
SUBORDINATION RISK
Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
INVESTING IN DISTRESSED SECURITIES
Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.
VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities because

APPENDIX A — MORE ON STRATEGIES AND RISKS
their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.
CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Securities of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.
INVESTING IN PRECIOUS METAL RELATED SECURITIES
Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.
INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

APPENDIX A — MORE ON STRATEGIES AND RISKS
INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:
-	declining real estate value

-	risks relating to general and local economic conditions

-	over-building

-	increased competition for assets in local and regional markets

-	increases in property taxes

-	increases in operating expenses or interest rates

-	change in neighborhood value or the appeal of properties to tenants

-	insufficient levels of occupancy

-	inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
INVESTING IN REAL ESTATE INVESTMENT TRUSTS (“REITS”)
Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.
INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a fund, including an asset allocation fund, invests in other investment companies, including exchange trading funds, it bears its pro rata share of these investment companies’ expenses and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
INVESTING IN EXCHANGE-TRADED FUNDS (“ETFs”)
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
INVESTING IN SYNDICATED BANK LOANS
Certain funds may invest in certain commercial loans, generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

APPENDIX A — MORE ON STRATEGIES AND RISKS
INVESTING IN ASSET-BASED SECURITIES-NATURAL RESOURCES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation.
If an asset-based security is backed by a bank letter of credit or other similar facility, the fund sub-adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no fund presently intends to invest directly in natural resource assets, a fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Certain funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
SWAPS AND SWAP-RELATED PRODUCTS
The fund’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.
▪	COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

APPENDIX A — MORE ON STRATEGIES AND RISKS
▪	INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If the fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.
ILLIQUID AND RESTRICTED/144A SECURITIES
The fund may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by the fund could, however, adversely affect the marketability of such security and the fund might be unable to

APPENDIX A — MORE ON STRATEGIES AND RISKS
dispose of such security promptly or at reasonable prices.
INVESTING IN SPECIAL SITUATIONS
Certain funds may invest in “special situations” from time to time. Special situations arise when, in the opinion of a fund manager, a company’s securities may be undervalued, then potentially increase considerably in price, due to:
-	a new product or process;

-	a management change;

-	a technological breakthrough;

-	an extraordinary corporate event; or

-	a temporary imbalance in the supply of, and demand for, the securities of an issuer.
Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund’s investment in a situation.
TAX-EFFICIENT MANAGEMENT
Certain sub-advisers strive to manage certain of the funds in a tax-efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, sub-advisers generally seek to follow the following strategies:
(1)	Whenever the sub-adviser intends to make a sale, the sub-adviser will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss that can be taken in another stock where the sale also makes economic sense.
(2)	When taxable dividends and interest accumulates, the sub-adviser looks for short term losses to take to offset the income. In either case, the sub-adviser tries to accomplish this tax efficiency without compromising the
There is no guarantee an attempt to manage a fund portfolio in a tax-efficient manner will be successful.
PORTFOLIO TURNOVER
The fund may engage in a number of short-term transactions, which may lower fund performance. High turnover will not limit a manager’s ability to buy or sell securities for the fund. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.
COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in the fund’s objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.
SECURITIES LENDING
The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.
IPOs
Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
high volatility;
no track record for consideration;
securities may be illiquid; and
earnings are less predictable.
TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, the fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when

APPENDIX A — MORE ON STRATEGIES AND RISKS
the fund assumes a temporary defensive position it may not be able to achieve its investment objective.
INTERNET OR INTRANET SECTOR RISK
Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds’ shares may fluctuate more than shares of a fund investing in a broader range of industries.
SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.
INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.
ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
INVESTMENT STRATEGIES
The fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund’s Board of Trustees. The fund is not under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the fund to other risks and considerations, which are discussed in the fund’s SAI.

APPENDIX B — BOND RATINGS
BRIEF EXPLANATION OF RATING CATEGORIES

Bond
	Rating	Explanation
Standard & Poor’s Corporation	AAA	Highest rating; extremely strong capacity to pay principal and interest.

	AA	High quality; very strong capacity to pay principal and interest.

	A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

	BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

	BB,B, and CC,CC,C	Predominantly speculative with respect to the issuer’s capacity to meet required interest and principal payments. BB — lowest degree of speculation; C — the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions

	D	In default.
Plus (+) or Minus (-) — The ratings from “AA” to” BBB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Unrated — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service, Inc.	Aaa	Highest quality, smallest degree of investment risk.

	Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

	A	Upper-medium grade obligations; many favorable investment attributes.

	Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

APPENDIX B — BOND RATINGS

Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca	Speculative in a high degree; could be in default or have other marked short-comings.

C	Lowest-rated; extremely poor prospects of ever attaining investment standing.
Unrated — Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Fitch, Inc.	Aaa	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

	AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

	A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

APPENDIX B — BOND RATINGS

BBB	Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	High default risk. “CCC” ratings indicate that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%–100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%–90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Plus (+) or Minus (-) — may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, to categories below CCC, or to short-term ratings.
Unrated — Indicates that Fitch does not rate the issuer or issue in question.
Short-Term Credit Ratings — A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

APPENDIX B — BOND RATINGS
Withdrawal may occur if the information available is inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as Evolving.
The above is a brief summary of the ratings used by Moody’s, Standard & Poor’s and Fitch. This information does not purport to be a complete description of the ratings and is based on information from their websites. The ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

NOTICE OF PRIVACY POLICY
At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
• Information we receive from you on applications or other forms, such as your name, address and account number;
• Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and
• Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a series of Transamerica Funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
THIS PAGE IS NOT PART OF THE PROSPECTUS

Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
www.transamericafunds.com
P.O. Box 9012 • Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339 • Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Funds
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about the fund is contained in the Statement of Additional Information, dated January ___, 2009 and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about the fund has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, NE, Room 1580, Washington D.C. 20549-0102. Reports and other information about the fund are also available on the Commission’s Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about the fund, call or write to Transamerica Funds at the phone number or address above or visit the fund’s website at www.transamericafunds.com. In the Transamerica Funds’ annual report, you will find a discussion of the market conditions, and investment strategies that significantly affected the fund’s performance during the last fiscal year.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

TRANSAMERICA FUNDS
Transamerica Managed Payout Portfolio
STATEMENT OF ADDITIONAL INFORMATION
January ___, 2009
570 Carillon Parkway
St. Petersburg, Florida 33716
Customer Service (888) 233-4339 (toll free)
Transamerica Managed Payout Portfolio (the “fund”) is a series of Transamerica Funds (“Transamerica Funds” or the “Trust”), an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund is diversified.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with, the prospectus dated January ___, 2009, as it may further be supplemented or revised from time to time. This SAI may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number, and is incorporated by reference into the prospectus. This SAI sets forth information which may be of interest to shareholders, but which is not necessarily included in the fund’s prospectus. The Transamerica Funds Annual Report to shareholders, including the financial statements therein, is incorporated by reference into this SAI.
Transamerica Funds was formerly named “Transamerica IDEX Mutual Funds.”

INVESTMENT OBJECTIVES
The prospectus discusses the investment objective of the fund and the policies the fund employs to achieve its objective. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.
There can be no assurance that the fund will, in fact, achieve its objective. The fund’s investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES
FUNDAMENTAL INVESTMENT POLICIES
As indicated in the prospectus, the fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of the fund may be changed by Transamerica Funds’ Board of Trustees without shareholder approval. The fund has adopted, as applicable, the following fundamental policies:
1. Diversification
The fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
2. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
3. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Underwriting Securities
The fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, the fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
5. Real Estate
The fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.
6. Making Loans
The fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7. Concentration of Investments
The fund may not “concentrate” its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.
For purposes of this restriction, the underlying funds are not considered to be an industry or group of industries.

8. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
POLICIES AND PRACTICES OF THE UNDERLYING FUNDS
Unless otherwise specified in this SAI or in the prospectus, the percentages set forth below and the percentage limitations set forth in the prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.
The following investments are subject to limitations as set forth in the fund’s investment restrictions and policies. The investments discussed below refer to investments of the underlying funds in which the fund may invest.
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS
Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in net asset value, a fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund’s writing and buying of options on securities.
A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked price.
When a portfolio security or currency subject to a call option is sold, a fund will effect a “closing purchase transaction” — the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.
A put option written by a fund is “covered” if the fund (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a fund is “covered” if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and high-grade liquid assets in a segregated.
When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.
The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund’s investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If an underlying a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.
Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.
Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put it has purchased only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a “put” is normally (i) the fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.
Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. The fund retains the premium received from writing a put option whether or not the option is exercised.
Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.
A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, an underlyinga fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.
Options on Foreign Currencies. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is “covered” if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in the fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.
A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Futures Contracts and Options thereon. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. The fund may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
The fund may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
The fund also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.
Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund’s ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Futures transactions will be limited to the extent necessary to maintain the qualification of the fund as a regulated investment company. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the fund and its adviser, the fund and the adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the fund’s exemption filing with respect to its use of futures contracts are no longer applicable.
Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes a fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”).
A fund may enter into forward currency contracts with stated contract values of up to the value of that fund’s assets. The fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.
A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund’s entry into a forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund’s obligations in a segregated account throughout the duration of the contract.
A fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.
By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the fund is able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The fund may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.
It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.
If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The fund will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.
While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund’s ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund’s sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.
Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.
A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.
If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.
There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.
Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.
In addition to the instruments, strategies and risks described in this SAI and in each prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The fund’s sub-adviser may use these opportunities to the extent they are consistent with the fund’s investment objective and as are permitted by the fund’s investment limitations and applicable regulatory requirements.
Credit Default Swaps. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.
A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.
Total Rate of Return Swaps. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
Euro Instruments. The fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the “LIBOR”), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.
Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.
A fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.
Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.
In connection with certain of its hedging transactions, a fund must segregate assets with the fund’s custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund’s assets could impede implementation of that fund’s investment policies or its ability to meet redemption requests or other current obligations.
Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.
In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and Fiduciary Depository Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.
A fund also may invest in notes and similar linked securities (e.g., zero strike warrants, debt), which are derivative instruments issued by a financial institution or special purpose entity the performance and price of which depends on the performance and price of a corresponding foreign security, securities, market or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security, securities, market or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock or units of the linked security. These securities are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of the derivative instrument because the linked security, securities, market or index has declined. Also, these securities are subject to counterparty risk, which is the risk that the company issuing such a linked security may fail to pay the full amount due at maturity or redemption. A fund could have difficulty disposing of these securities because there may be restrictions on redemptions and there may be no market or a thin trading market in such securities.
Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.
If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund’s assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.
ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchase or sales.
In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Sovereign Debt Securities. A fund may invest in securities issued or guaranteed by any country and denominated in any currency. A fund expects to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.
The fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The fund will not invest more than 25% of their assets in the securities of supranational entities.
Emerging Markets. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.
A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.
Risks of Investments in Russia. A fund may invest a portion of their assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a fund.
SHORT SALES
A fund may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.
A fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
A fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the fund borrowed the security, regarding payment received by the fund on such security, a fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
A fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that the fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.
OTHER INVESTMENT COMPANIES
Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. BlackRock Investment Management, LLC (“BlackRock”) has received an exemptive order from the SEC permitting Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value and Transamerica BlackRock Natural Resources, to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases each fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of their respective total assets at any time.
Exchange-Traded Funds (“ETFs”). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES
Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in “strips,” which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.
Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986 (“Code”), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.
Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
DOLLAR ROLLS
A fund may enter into dollar rolls transactions, pursuant to which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. A fund will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.
INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.
Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.
REITs also may subject a fund to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.
MORTGAGE-RELATED SECURITIES
The fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the fund takes the position that such instruments do not represent interests in any particular industry or group of industries.
Mortgage-related securities in which a fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security’s return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the fund will receive when these amounts are reinvested.
There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities to have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and result estate market sectors. Without an active trading market, mortgage-backed securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing in value of the underlying mortgage loans.
A fund may invest in Collateralized Mortgage Obligations (“CMOs”) residuals and stripped mortgage-backed securities (“SMBS”). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.
INCOME-PRODUCING SECURITIES
Certain funds focus their investments in income-producing securities.
Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the fund.
Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.
Other types of income-producing securities that the underlying funds may purchase include, but are not limited to, the following:
Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.
The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party’s ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events.
In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchases. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.
Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, an underlyinga fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
LENDING OF FUND SECURITIES
The fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the fund must receive at least 102% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the fund does not have the right to vote securities on loan, it intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. BlackRock has received an exemptive order from the SEC permitting Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, and Transamerica BlackRock Natural Resources to lend portfolio securities to affiliates of Merrill Lynch and to retain an affiliate of Merrill Lynch as lending agent. At the termination of a loan transaction, a fund has the obligation to return cash or collateral delivered by the borrower. The fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.
ILLIQUID AND RESTRICTED/144A SECURITIES
Subject to its investment restrictions and SEC policies, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).
In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.
The Trust’s Board of Trustees has authorized a fund’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund’s sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
MUNICIPAL OBLIGATIONS
Certain funds may invest in the following types of municipal obligations:
Municipal Bonds. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.
Municipal Notes. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality’s general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Variable Rate Obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds. The fund may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by the fund’s investment objectives and general investment policies, a fund may invest in RIBs without limitation.
In a transaction in which a fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the fund prior to being deposited into the trust, the fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the fund where the fund did not previously own the underlying Municipal Bond.
LOANS
A fund may invest in certain commercial loans, generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a lender. The fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
EQUITY EQUIVALENTS
In addition to investing in common stocks, the fund may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by Standard and Poor’s Ratings Group (“S&P”) or B3 by Moody’s Investors Services, Inc. (“Moody’s”), or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.
EVENT-LINKED BONDS
Certain funds may invest a portion of their assets in ''event-linked bonds,’’ which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ''trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ''catastrophe bonds.’’ If a trigger event occurs, the portfolio may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
COLLATERALIZED DEBT OBLIGATIONS
Certain funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of a fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.
In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the fund’s custodian to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for a fund deems creditworthy.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.
Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.
PASS-THROUGH SECURITIES
A fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the fund.
HIGH-YIELD/HIGH-RISK BONDS
High-yield/high-risk bonds, below-investment-grade securities (commonly known as “junk bonds”) involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody’s and S&P.
Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.
The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.
Liquidity risks. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Aderse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.
Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.
WARRANTS AND RIGHTS
Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.
U.S. GOVERNMENT SECURITIES
Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.
COMMODITIES AND NATURAL RESOURCES
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.
OTHER SECURITIES IN WHICH AN UNDERLYING FUND MAY INVEST
Corporate Debt Securities. An underlying fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
International Agency Obligations. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.
Bank Obligations or Savings and Loan Obligations. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers’ acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as: (a) location — the strength of the local economy will often affect financial institutions in the region; (b) asset mix — institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital — under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.
Variable- or Floating-Rate Securities. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of “Loans” in this SAI.
Master Limited Partnerships. A fund may invest in Master Limited Partnerships (“MLPs”) units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund’s assets.
Preferred Stocks. Subject to its investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
Convertible Securities. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.
Common Stocks. Subject to its investment restrictions, a fund may invest in common stocks. Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.
PORTFOLIO TURNOVER RATE
Changes may be made in a fund’s portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences.
The portfolio turnover rate for a fund is calculated by dividing the lesser of a fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about the fund’s portfolio holdings. The fund’s service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the fund’s policies.
The fund, or its duly authorized service providers, may publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the fund’s completed purchases and sales may only be made available after the public disclosure of the fund’s portfolio holdings.
The fund publishes all portfolio holdings on a monthly basis on its website at www.transamericafunds.com within two weeks after the end of each month. The information will generally remain online for up to four months, or as otherwise consistent with applicable regulations. In addition, the fund publishes its top ten holdings on its website within two weeks after the end of each month. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the fund. The fund may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as S&P, Morningstar, Inc. (“Morningstar”) or Lipper, Inc. (“Lipper”) and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the fund by these services and departments, the fund may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the fund before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the fund’s investment adviser’s compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The Board and an appropriate officer of the investment adviser’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the fund’s policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-adviser of the fund, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
INVESTMENT ADVISORY AND OTHER SERVICES
Transamerica Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) on behalf of the fund with Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM supervises the fund’s investments and conducts its investment program. TAM hires sub-advisers to furnish investment advice and recommendations and has entered into an asset allocation management agreement with Morningstar Associates, LLC (“Morningstar Associates”) on behalf of the fund..
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.
Investment Adviser Compensation
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.20%
Over $1 billion	0.15%
Advisory Agreement
The duties and responsibilities of the investment adviser are specified in the fund’s Advisory Agreement. Pursuant to the Advisory Agreement, TAM, subject to the supervision of the Trustees and in conformity, with the stated policies of the fund, manages the operations of the fund. TAM is authorized to enter into a sub-advisory agreement for investment advisory services in connection with the management of the fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to such sub-advisory agreement.
The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either the fund, TAM or by a vote of shareholders of the fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.
The Advisory Agreement also provides that TAM shall not be liable to the fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.
The fund pays its allocable share of the fees and expenses of its non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders’ meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the fund or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.
Expense Limitation
TAM has entered into an expense limitation agreement with Transamerica Funds on behalf of the fund, pursuant to which TAM has agreed to reimburse the fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, certain extraordinary expenses, and “acquired fund fees and expenses” (as this term is defined for regulatory purposes), exceeds 0.55% (as an annual rate) of the fund’s average daily net assets (the “expense cap”). The fund may, at a later date, reimburse TAM for operating expenses previously paid on its behalf during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the fund’s expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to Transamerica Funds prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement.
Total Advisory Fees Paid by the Fund
The fund had not commenced operations prior to the date of this SAI; therefore, no fees were paid to TAM, or reimbursements were made by TAM to the fund.
Portfolio Construction Manager
Morningstar Associates, located at 225 West Wacker Dr., Chicago, IL 60606, serves as a Portfolio Construction Manager and, as such, makes asset allocation and fund selection decisions for the fund.
The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.20%
Over $1 billion	0.15%
The fund had not commenced operations prior to the date of this SAI; therefore, no fees were paid to Morningstar for its services to the fund.
Information about the Fund’s Portfolio Construction Team
Information regarding other accounts for which the fund’s portfolio construction team is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
DISTRIBUTOR
Effective March 1, 2001, Transamerica Funds entered into an Underwriting Agreement with AFSG Securities Corporation (“AFSG”), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the fund. On May 1, 2007, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, became principal underwriter and distributor of the shares of the fund. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of TCI’s responsibilities and charges as principal underwriter of fund shares is set forth in the fund’s prospectus.
The fund had not commenced operations prior to the date of this SAI; therefore, no fees were paid for the past fiscal year.

ADMINISTRATIVE SERVICES
TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser.
Transamerica Funds has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, on behalf of the fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the fund and incurs expenses payable by Transamerica Funds related to such functions.
The administrative duties of TFS with respect to the fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the fund; authorizing expenditures and approving bills for payment on behalf of the fund; and providing executive, clerical and secretarial help needed to carry out its duties.
Under the Administrative Agreement, TFS receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.0125% (expressed as a specified percentage of the fund’s average daily net assets._
The fund had not commenced operations prior to the date of this SAI; therefore, no administrative services fees were paid.
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is custodian for Transamerica Funds. The custodian is not responsible for any of the investment policies or decisions of the fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the fund.
TFS is the transfer agent, withholding agent and dividend disbursing agent for the fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. The fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
The fund had not commenced operations prior to the date of this SAI; therefore, no transfer agency fees were paid or brokerage credits received.
FUND TRANSACTIONS AND BROKERAGE
In effecting portfolio transactions on behalf of the fund, the Portfolio Construction Manager purchases shares of the underlying funds at net asset value per share by transacting directly with Transamerica Funds, and does not utilize the services of broker-dealers or incur brokerage commissions.

BOARD MEMBERS AND OFFICERS
The Board Members and executive officers of the Trust are listed below. The Board governs the fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the fund and the operation of the Trust by its officers. The Board also reviews the management of the fund’s assets by the investment adviser and its Portfolio Construction Manager. The fund is among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 177 funds/portfolios as of the date of this SAI.
At a special meeting of shareholders held on October 30, 2007, shareholders elected new Board Members. The members are listed below.
The mailing address of each Board Member is c/o Secretary of the Trust, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Term of
Office
		and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
INTERESTED BOARD MEMBER**

John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present	Chairman and Board Member (2008 — present), President (2007 - present), Chief Executive Officer (2006 — present), Vice President, Secretary and Chief Compliance Officer (2003 - 2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);	177	N/A

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2000 — present), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

		Term of
		Office
		and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
			President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2001 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

			Vice President, AFSG Securities Corporation (2001 -present);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 - 2005) and TIM (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (DOB: 6/13/52)	Board Member	2008 - present	Retired, KPMG (1999 — present); and Board Member, TII (2003 — present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (March 2008 — present).	177	Big 5 Sporting Goods (2002 - present); AGL Resources, Inc. (energy services holding company) (2008 - present)

Lweo J. Hill (DOB: 3/27/56)	Board Member	2002 — present	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);	177	N/A

			Board Member, TST (2001 — present);

			Board Member, Transamerica Funds and TIS (2002 - present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 - present); TII (February 2008 — present);

			Owner and President, Prestige Automotive Group (2001 — 2005);

			President, L. J. Hill & Company (1999 — present);

			Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

		Term of
		Office
		and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
			President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

Neal M. Jewell (DOB: 2/12/35)	Lead Independent Board Member	2007 - present	Retired (2004 — present);	177	N/A

			Lead Independent Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Lead Independent Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Lead Independent Board Member, TII (February 2008 — present); and

			Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 — 2004).

Russell A. Kimball, Jr. (DOB: 8/17/44)	Board Member	2002 - present	General Manager, Sheraton Sand Key Resort (1975 - present);	177	N/A

			Board Member, TST (1986 — present);

			Board Member, Transamerica Funds and TIS (2002 - present); TPP, TPFG, TPFG II and TAAVF (2007 - present); and

			Board Member, TII (February 2008 — present).

Eugene M. Mannella (DOB: 2/1/54)	Board Member	2007 - present	Self-employed consultant (2006 — present);	177	N/A

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1994 - present);

		Term of
		Office
		and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
			Board Member, Transamerica Funds, TIS and TST (2007 — present);

			Board Member, TII (February 2008 — present); and

			President, International Fund Services (alternative asset administration) (1993 - 2005).

Norm R. Nielsen (DOB: 5/11/39)	Board Member	2006 - present	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present);	177	Buena Vista University Board of Trustees (2004 — present)

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 - present);

			Board Member, TII (February 2008 — present); Director, Iowa City Area Development (1996 - 2004);

			Director, Iowa Health Systems (1994 — 2003);

			Director, U.S. Bank (1987 — 1988); and

			President, Kirkwood Community College (1979 - 2005).

Joyce Galpern Norden (DOB: 6/1/39)	Board Member	2007 - present	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 - present); Board Member, TPP (2002 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present);	177	Board of Governors, Reconstructionist Rabbinical College (2007 — present)

			Board Member, TII (February 2008 — present); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 - 2004).

		Term of
		Office
		and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
Patricia L. Sawyer (DOB: 7/1/50)	Board Member	2007 - present	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 — present);	177	N/A

			Trustee, Transamerica Funds and TST (2007 - present);

			Director, TIS (2007 — present);

			Director, TII (2008 — present); and

			Trustee, TPP, TPFG, TPFG II and TAAVF (1993 - present).

John W. Waechter (DOB: 2/25/52)	Board Member	2005 - present	Attorney, Englander & Fischer, P.A. (March 2008 - present);	177	N/A

			Retired (2004 — March 2008);

			Board Member, TST and TIS (2004 — present);

			Board Member, Transamerica Funds (2005 - present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 - present);

			Board Member, TII (February 2008 — present);

			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

			Treasurer, The Hough Group of Funds (1993 - 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS
The mailing address of each officer is c/o Secretary of the fund, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

		Term of Office and	Principal Occupation(s) or
Name and Age	Position	Length of Time Served*	Employment During Past 5 Years
John K. Carter (DOB: 4/24/61)	Chairman, Board Member, President, and Chief Executive Officer	2006 - present	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	2006 - present	Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 — present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 — present);

Assistant Vice President, TCI (2007 — present); and Director, Deutsche Asset Management (1998 — 2006).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	2007 - present	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 - present);

Vice President (2007 — present), Treasurer and Principal Financial Officer (2001 — present), TPP, TPFG, TPFG II and TAAVF;

Senior Vice President, TAM and TFS (2007 — present);

Senior Vice President (January 2008 — present), Vice President (2001 — January 2008); Diversified Investment Advisors, Inc. (“DIA”);

Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 — present);

Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 — present); and

Treasurer, Diversified Actuarial Services, Inc. (December 2002 — present).

		Term of Office and	Principal Occupation(s) or
Name and Age	Position	Length of Time Served*	Employment During Past 5 Years
Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	2004 - present	Vice President and Chief Investment Officer (2007 - present); Vice President — Investment Administration (2005 — 2007), TII;

Vice President and Chief Investment Officer (2007 - present), Senior Vice President — Investment Management (2006 — 2007), Vice President - Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director (2005 — present), Senior Vice President - Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Rick B. Resnik (DOB: 1/24/67)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	2008 - present	Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 — present);

Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (January 2008 — present);Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (June 2008 — present);

Senior Vice President and Chief Compliance Officer, TAM (January 2008 — present);

Senior Vice President, TFS (January 2008 — present);

Director (2000 — present), Vice President and Chief Compliance Officer (1997 — present), DISC; and

Assistant Vice President, TFLIC (1999 — present).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	2005 - present	Assistant Treasurer (2007 — present), Assistant Vice President (2005 — 2007), Transamerica Funds, TST, TIS and TII;

Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

		Term of Office and	Principal Occupation(s) or
Name and Age	Position	Length of Time Served*	Employment During Past 5 Years
Director of Financial Reporting (2007 — present); Assistant Vice President (2005 — 2007), TAM and TFS; and

Assistant Vice President, JPMorgan Chase & Co. (1999 — 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	2007 - present	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

Vice President, DIA (1998 — present).

Richard E. Shield, Jr. (DOB: 1/3/74)	Tax Officer	2008 - present	Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (June 2008 — present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 - 2007) and Gregory, Sharer & Stuart (2005 — 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Committees of the Board
The Board Members are responsible for major decisions relating to a fund’s objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board Members has the following standing committees that each performs specialized functions: an Audit Committee and a Nominating Committee.

			NUMBER OF
			MEETINGS
			HELD DURING
			LAST FISCAL
COMMITTEE	FUNCTIONS	MEMBERS	YEAR 12/31/2007
AUDIT	The Audit Committee (1) oversees the accounting and reporting policies and practices of the Trust; (2) oversees the quality and integrity of the financial statements of the Trust; (3) approves, prior to appointment, the engagement of the Trust’s independent auditors; and (4) reviews and evaluates the independent auditors’ qualifications, independence and performance. The independent auditors for the Trust shall report directly to the Audit Committee.	John W. Waechter, Chairperson; Sandra N. Bane; Leo J. Hill; Neal M. Jewell; Russell A. Kimball, Jr.; Eugene M. Mannella; Norm R. Nielsen; Joyce Galpern Norden; Patricia L. Sawyer	4

NOMINATING	The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter or resolutions of the Board, (iii) select and nominate, or recommend for nomination by the Board, candidates for election as Board Members and (iv) set any necessary standards or qualifications for service on the Board.	Patricia L. Sawyer, Chairperson; Sandra N. Bane; Leo J. Hill; John W. Waechter; Russell A. Kimball, Jr.; Neal M. Jewell; Eugene M. Mannella; Norm R. Nielsen; Joyce Galpern Norden	1

	Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to:
	Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

*	The Governance/Nominating Committee was renamed the Nominating Committee on November 7, 2007.

**	The Compensation Committee, Valuation Oversight Committee, Proxy Voting/Marketing Committee and the Contract Review Committee were dissolved on November 7, 2007.

Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the fund, as well as the aggregate dollar range of shares of all funds in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2007. Messrs. Jewell and Mannella and Mss. Norden and Sawyer became Trustees on November 1, 2007. Ms. Bane became a Trustee on March 1, 2008.

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities in
	Securities in Transamerica	Transamerica Asset
Name of Trustee	Managed Payout Portfolio	Management Group
John K. Carter*	None	Over $100,000
Sandra N. Bane	None	None
Leo J. Hill	None	Over $100,000
Neal M. Jewell	None	Over $100,000
Russell A. Kimball, Jr.	None	Over $100,000
Eugene M. Mannella	None	$50,001-$100,000
Norm R. Nielsen	None	Over $100,000
Joyce Galpern Norden	None	$50,001-$100,000
Patricia L. Sawyer	None	Over $100,000
John W. Waechter	None	Over $100,000

*	Interested person under the 1940 Act by virtue of his position with TAM and its affiliates.

(1)	Transamerica Protected Principal Stock was liquidated and dissolved on November 29, 2007.
As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.
Independent Trustees receive a total annual retainer fee of $124,000 from the funds that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series. The Lead Independent Chairperson of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Chairperson and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.
Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated April 3, 2008 (the “Deferred Compensation Plan”) available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge) or investment options under the Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. (“Premier”) as elected by the Trustee.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
COMPENSATION TABLE
The following table provides compensation amounts paid to Independent Trustees of the Trust for the fiscal year ended October 31, 2007. Messrs. Jewell and Mannella and Mss. Norden, Sawyer and Bane did not receive compensation from the Trust during the fiscal year ended October 31, 2007. No compensation was paid to Independent Trustees on behalf of the fund as it had not commenced operations prior to the date of this SAI.

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica	from Transamerica	from Transamerica Asset
	AllianceBernstein	American Century Large	Allocation - Conservative
Name of Trustee	International Value	Company Value	Portfolio
Leo J. Hill, Trustee	$1,056	$1,464	$1,499
Russell A. Kimball, Jr.	$1,056	$1,464	$1,499
Norm R. Nielsen	$1,056	$1,464	$1,499
John W. Waechter	$1,131	$1,569	$1,606

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica Asset	from Transamerica Asset	from Transamerica Asset
	Allocation - Growth	Allocation - Moderate	Allocation - Moderate
Name of Trustee	Portfolio	Portfolio	Growth Portfolio
Leo J. Hill, Trustee	$4,923	$4,777	$8,569
Russell A. Kimball, Jr.	$4,923	$4,777	$8,569
Norm R. Nielsen	$4,923	$4,777	$8,569
John W. Waechter	$5,275	$5,119	$9,181

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	from Transamerica	Bjurman, Barry Micro	BlackRock Global
Name of Trustee	Balanced	Emerging Growth	Allocation
Leo J. Hill, Trustee	$461	$169	$1,196
Russell A. Kimball, Jr.	$461	$169	$1,196
Norm R. Nielsen	$461	$169	$1,196
John W. Waechter	$494	$181	$1,281

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica BNY
	from Transamerica	BlackRock Natural	Mellon Market Neutral
Name of Trustee	BlackRock Large Cap Value	Resources	Strategy
Leo J. Hill, Trustee	$1,417	$204	$227
Russell A. Kimball, Jr.	$1,417	$204	$227
Norm R. Nielsen	$1,417	$204	$227
John W. Waechter	$1,519	$219	$244

	Aggregate Compensation
	from Transamerica Clarion	Aggregate Compensation
	Global Real Estate	from Transamerica	Aggregate Compensation
Name of Trustee	Securities	Convertible Securities	from Transamerica Equity
Leo J. Hill, Trustee	$822	$537	$4,392
Russell A. Kimball, Jr.	$822	$537	$4,392
Norm R. Nielsen	$822	$537	$4,392
John W. Waechter	$881	$575	$4,706

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	from Transamerica	Evergreen International	Federated Market
Name of Trustee	Evergreen Health Care	Small Cap	Opportunity
Leo J. Hill, Trustee	$1,032	$1,277	$140
Russell A. Kimball, Jr.	$1,032	$1,277	$140
Norm R. Nielsen	$1,032	$1,277	$140
John W. Waechter	$1,106	$1,369	$150

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica Flexible	from Transamerica Growth	from Transamerica High
Name of Trustee	Income	Opportunities	Yield Bond
Leo J. Hill, Trustee	$933	$857	$1,032
Russell A. Kimball, Jr.	$933	$857	$1,032
Norm R. Nielsen	$933	$857	$1,032
John W. Waechter	$1,000	$919	$1,106

		Aggregate Compensation
	Aggregate Compensation	from Transamerica	Aggregate Compensation
	from Transamerica	JPMorgan International	from Transamerica
Name of Trustee	Jennison Growth	Bond	JPMorgan Mid Cap Value
Leo J. Hill, Trustee	$379	$1,826	$665
Russell A. Kimball, Jr.	$379	$1,826	$665
Norm R. Nielsen	$379	$1,826	$665
John W. Waechter	$406	$1,956	$713

		Aggregate Compensation
	Aggregate Compensation	from Transamerica Legg	Aggregate Compensation
	from Transamerica Legg	Mason Partners Investors	from Transamerica Loomis
Name of Trustee	Mason Partners All Cap	Value	Sayles Bond
Leo J. Hill, Trustee	$484	$233	$408
Russell A. Kimball, Jr.	$484	$233	$408
Norm R. Nielsen	$484	$233	$408
John W. Waechter	$519	$250	$438

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica Marsico	from Transamerica Marsico	from Transamerica MFS
Name of Trustee	Growth	International Growth	International Equity
Leo J. Hill, Trustee	$642	$1,114	$105
Russell A. Kimball, Jr.	$642	$1,114	$105
Norm R. Nielsen	$642	$1,114	$105
John W. Waechter	$688	$1,194	$113

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica Multi-	from Transamerica Multi-
	from Transamerica Money	Manager Alternative	Manager International
Name of Trustee	Market	Strategies Portfolio	Portfolio
Leo J. Hill, Trustee	$1,237	$58	$665
Russell A. Kimball, Jr.	$1,237	$58	$665
Norm R. Nielsen	$1,237	$58	$665
John W. Waechter	$1,325	$63	$713

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	Transamerica Neuberger	Oppenheimer Developing	Oppenheimer Small- & Mid-
Name of Trustee	Berman International	Markets	Cap Value
Leo J. Hill, Trustee	$1,248	$1,161	$321
Russell A. Kimball, Jr.	$1,248	$1,161	$321
Norm R. Nielsen	$1,248	$1,161	$321
John W. Waechter	$1,338	$1,244	$344

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica PIMCO	from Transamerica PIMCO	from Transamerica
Name of Trustee	Real Return TIPS	Total Return	Protected Principal Stock(2)
Leo J. Hill, Trustee	$1,668	$1,196	$87
Russell A. Kimball, Jr.	$1,668	$1,196	$87
Norm R. Nielsen	$1,688	$1,196	$87
John W. Waechter	1,788	$1,281	$94

	Aggregate Compensation
	from Transamerica	Aggregate Compensation	Aggregate Compensation
	Schroders International	from Transamerica Science	from Transamerica Short-
Name of Trustee	Small Cap	& Technology	Term Bond
Leo J. Hill, Trustee	$0	$239	$1,289
Russell A. Kimball, Jr.	$0	$239	$1,289
Norm R. Nielsen	$0	$239	$1,289
John W. Waechter	$0	$256	$1,381

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica	from Transamerica	from Transamerica Third
Name of Trustee	Small/Mid Cap Value	Templeton Global	Avenue Value
Leo J. Hill, Trustee	$1,377	$589	$636
Russell A. Kimball, Jr.	$1,377	$589	$636
Norm R. Nielsen	$1,377	$589	$636
John W. Waechter	$1,475	$631	$681

	Aggregate Compensation
	from Transamerica	Aggregate Compensation	Aggregate Compensation
	Thornburg International	from Transamerica UBS	from Transamerica UBS
Name of Trustee	Value	Dynamic Alpha	Large Cap Value
Leo J. Hill, Trustee	$0	$402	$1.552
Russell A. Kimball, Jr.	$0	$402	$1,552
Norm R. Nielsen	$0	$402	$1,552
John W. Waechter	$0	$431	$1,663

		Aggregate Compensation
	Aggregate Compensation	from Transamerica Van	Aggregate Compensation
	from Transamerica Value	Kampen Emerging Markets	from Transamerica Van
Name of Trustee	Balanced	Debt	Kampen Mid-Cap Growth
Leo J. Hill, Trustee	$157	$863	$210
Russell A. Kimball, Jr.	$157	$863	$210
Norm R. Nielsen	$157	$863	$210
John W. Waechter	$169	$925	$225

	Aggregate Compensation
	from Transamerica Van	Aggregate Compensation
	Kampen Small Company	from Transamerica WMC
Name of Trustee	Growth	Emerging Markets
Leo J. Hill, Trustee	$513	$0
Russell A. Kimball, Jr.	$513	$0
Norm R. Nielsen	$513	$0
John W. Waechter	$550	$0

	Pension or Retirement	Total Compensation Paid to
	Benefits Accrued as Part of	Trustees from Fund Asset
Name of Trustee	Fund Expenses	Management Group(1)
Leo J. Hill, Trustee	$0	$140,000
Neal M. Jewell, Trustee	$0	$122,834
Russell A. Kimball, Jr.	$0	$140,000
Eugene M. Mannella, Trustee	$0	$95,834
Norm R. Nielsen	$0	$140,000
Joyce Galpern Norden, Trustee	$0	$97,834
Patricia L. Sawyer, Trustee	$0	$112,834
John W. Waechter	$0	$148,334

(1)	Of this aggregate compensation, the total amounts deferred from the Trust (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2007 were as follows: Leo J. Hill, $29,803; Neal M. Jewell, $0; Russell A. Kimball, Jr.,$0; Eugene M. Mannella, $0; Norm R. Nielsen, $0; Joyce Galpern Norden, $0; Patricia L. Sawyer, $0; and John W. Waechter, $0.

(2)	Transamerica Protected Principal Stock was liquidated and dissolved November 29, 2007.
On October 30, 2007, individuals in the table below left from the Board of Trustees of the Trust. For the fiscal year ended October 31, 2007, the Trust paid compensation to them as shown in the table below:

	Aggregate Compensation	Aggregate Compensation
	from Transamerica	from Transamerica American	Aggregate Compensation from
	AllianceBernstein	Century Large Company	Transamerica Asset Allocation
Name of Trustee	International Value	Value	- Conservative Portfolio
Robert L. Anderson	$1,267	$1,757	$1,799
Peter R. Brown	$1,629	$2,259	$2,313
Daniel Calabria	$1,267	$1,757	$1,799
Janice B. Case	$1,267	$1,757	$1,799
Charles C. Harris	$1,267	$1,757	$1,799
William W. Short, Jr.	$1,267	$1,757	$1,799
Jack E. Zimmerman	$1,267	$1,757	$1,799

		Aggregate Compensation
	Aggregate Compensation	from Transamerica Asset	Aggregate Compensation from
	from Transamerica Asset	Allocation - Moderate	Transamerica Asset Allocation -
Name of Trustee	Allocation - Growth Portfolio	Portfolio	Moderate Growth Portfolio
Robert L. Anderson	$5,908	$5,733	$10,283
Peter R. Brown	$7,596	$7,371	$13,221
Daniel Calabria	$5,908	$5,733	$10,283
Janice B. Case	$5,908	$5,733	$10,283
Charles C. Harris	$5,908	$5,733	$10,283
William W. Short, Jr.	$5,908	$5,733	$10,283
Jack E. Zimmerman	$5,908	$5,733	$10,283

		Aggregate Compensation
		from Transamerica Bjurman,	Aggregate Compensation from
	Aggregate Compensation	Barry Micro Emerging	Transamerica BlackRock
Name of Trustee	from Transamerica Balanced	Growth	Global Allocation
Robert L. Anderson	$553	$203	$1,435
Peter R. Brown	$711	$261	$1,845
Daniel Calabria	$553	$203	$1,435
Janice B. Case	$553	$203	$1,435
Charles C. Harris	$553	$203	$1,435
William W. Short, Jr.	$553	$203	$1,435
Jack E. Zimmerman	$553	$203	$1,435

		Aggregate Compensation
	Aggregate Compensation	from Transamerica	Aggregate Compensation from
	from Transamerica	BlackRock Natural	Transamerica BNY Mellon
Name of Trustee	BlackRock Large Cap Value	Resources	Market Neutral Strategy
Robert L. Anderson	$1,701	$245	$273
Peter R. Brown	$2,187	$315	$351
Daniel Calabria	$1,701	$245	$273
Janice B. Case	$1,701	$245	$273
Charles C. Harris	$1,701	$245	$273
William W. Short, Jr.	$1,701	$245	$273
Jack E. Zimmerman	$1,701	$245	$273

	Aggregate Compensation
	from Transamerica Clarion	Aggregate Compensation
	Global Real Estate	from Transamerica	Aggregate Compensation from
Name of Trustee	Securities	Convertible Securities	Transamerica Equity
Robert L. Anderson	$987	$644	$5,271
Peter R. Brown	$1,269	$828	$6,777
Daniel Calabria	$987	$644	$5,271
Janice B. Case	$987	$644	$5,271
Charles C. Harris	$987	$644	$5,271
William W. Short, Jr.	$987	$644	$5,271
Jack E. Zimmerman	$987	$644	$5,271

		Aggregate Compensation
	Aggregate Compensation	from Transamerica	Aggregate Compensation from
	from Transamerica	Evergreen International	Transamerica Federated Market
Name of Trustee	Evergreen Health Care	Small Cap	Opportunity
Robert L. Anderson	$1,239	$1,533	$168
Peter R. Brown	$1,539	$1.971	$216
Daniel Calabria	$1,239	$1,533	$168
Janice B. Case	$1,239	$1,533	$168
Charles C. Harris	$1,239	$1,533	$168
William W. Short, Jr.	$1,239	$1,533	$168
Jack E. Zimmerman	$1,239	$1,533	$168
		$1,533	$168

	Aggregate Compensation	Aggregate Compensation
	from Transamerica Flexible	from Transamerica Growth	Aggregate Compensation from
Name of Trustee	Income	Opportunities	Transamerica High Yield Bond
Robert L. Anderson	$1,120	$1,029	$1,239
Peter R. Brown	$1,440	$1,323	$1,593
Daniel Calabria	$1,120	$1,029	$1,239
Janice B. Case	$1,120	$1,029	$1,239
Charles C. Harris	$1,120	$1,029	$1,239
William W. Short, Jr.	$1,120	$1,029	$1,239
Jack E. Zimmerman	$1,120	$1,029	$1,239

		Aggregate Compensation
	Aggregate Compensation	from Transamerica	Aggregate Compensation from
	from Transamerica Jennison	JPMorgan International	Transamerica JPMorgan Mid
Name of Trustee	Growth	Bond	Cap Value
Robert L. Anderson	$455	$2,191	$798
Peter R. Brown	$585	$2.817	$1.026
Daniel Calabria	$455	$2,191	798
Janice B. Case	$455	$2,191	798
Charles C. Harris	$455	$2,191	798
William W. Short, Jr.	$455	$2,191	798
Jack E. Zimmerman	$455	$2,191	798

		Aggregate
	Aggregate Compensation	Compensation from	Aggregate Compensation from
	from Transamerica Legg	Transamerica Legg Mason	Transamerica Loomis Sayles
Name of Trustee	Mason Partners All Cap	Partners Investors Value	Bond
Robert L. Anderson	$581	$280	$490
Peter R. Brown	$747	$360	$630
Daniel Calabria	$581	$280	$490
Janice B. Case	$581	$280	$490
Charles C. Harris	$581	$280	$490
William W. Short, Jr.	$581	$280	$490
Jack E. Zimmerman	$581	$280	$490

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation from
	from Transamerica Marsico	from Transamerica Marsico	Transamerica MFS International
Name of Trustee	Growth	International Growth	Equity
Robert L. Anderson	$770	$1,337	$126
Peter R. Brown	$990	$1,719	$162
Daniel Calabria	$770	$1,337	$126
Janice B. Case	$770	$1,337	$126
Charles C. Harris	$770	$1,337	$126
William W. Short, Jr.	$770	$1,337	$126
Jack E. Zimmerman	$770	$1,337	$126

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica Multi-	from Transamerica Multi-
	from Transamerica Money	Manager Alternative	Manager International
Name of Trustee	Market	Strategies Portfolio	Portfolio
Robert L. Anderson	$1.484	$70	$798
Peter R. Brown	$1,908	$90	$1,026
Daniel Calabria	$1.484	$70	$798
Janice B. Case	$1.484	$70	$798
Charles C. Harris	$1.484	$70	$798
William W. Short, Jr.	$1.484	$70	$798
Jack E. Zimmerman	$1.484	$70	$798

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	Transamerica Neuberger	Oppenheimer Developing	Oppenheimer Small- & Mid-
Name of Trustee	Berman International	Markets	Cap Value
Robert L. Anderson	$1,498	$1,393	$385
Peter R. Brown	$1,926	$1,791	$495
Daniel Calabria	$1,498	$1,393	$385
Janice B. Case	$1,498	$1,393	$385
Charles C. Harris	$1,498	$1,393	$385
William W. Short, Jr.	$1,498	$1,393	$385
Jack E. Zimmerman	$1,498	$1,393	$385

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica PIMCO	from Transamerica PIMCO	from Transamerica Protected
Name of Trustee	Real Return TIPS	Total Return	Principal Stock(1)
Robert L. Anderson	$2,002	$1,435	$105
Peter R. Brown	$2,574	$1,845	$135
Daniel Calabria	$2,002	$1,435	$105
Janice B. Case	$2,002	$1,435	$105
Charles C. Harris	$2,002	$1,435	$105
William W. Short, Jr.	$2,002	$1,435	$105
Jack E. Zimmerman	$2,002	$1,435	$105

	Aggregate Compensation
	from Transamerica	Aggregate Compensation	Aggregate Compensation
	Schroders International	from Transamerica Science &	from Transamerica Short-
Name of Trustee	Small Cap	Technology	Term Bond
Robert L. Anderson	$0	$287	$1,547
Peter R. Brown	$0	$369	$1,989
Daniel Calabria	$0	$287	$1,547
Janice B. Case	$0	$287	$1,547
Charles C. Harris	$0	$287	$1,547
William W. Short, Jr.	$0	$287	$1,547
Jack E. Zimmerman	$0	$287	$1,547

	Aggregate Compensation	Aggregate Compensation	Aggregate Compensation
	from Transamerica Small/Mid	from Transamerica	from Transamerica Third
Name of Trustee	Cap Value	Templeton Global	Avenue Value
Robert L. Anderson	$1,652	$707	$763
Peter R. Brown	$2,125	$909	$981
Daniel Calabria	$1,652	$707	$763
Janice B. Case	$1,652	$707	$763
Charles C. Harris	$1,652	$707	$763
William W. Short, Jr.	$1,652	$707	$763
Jack E. Zimmerman	$1,652	$707	$763

	Aggregate Compensation
	from Transamerica	Aggregate Compensation	Aggregate Compensation
	Thornburg International	from Transamerica UBS	from Transamerica UBS Large
Name of Trustee	Value	Dynamic Alpha	Cap Value
Robert L. Anderson	$0	$483	$1,862
Peter R. Brown	$0	$621	$2,394
Daniel Calabria	$0	$483	$1,862
Janice B. Case	$0	$483	$1,862
Charles C. Harris	$0	$483	$1,862
William W. Short, Jr.	$0	$483	$1,862
Jack E. Zimmerman	$0	$483	$1,862

		Aggregate Compensation
	Aggregate Compensation	from Transamerica Van	Aggregate Compensation
	from Transamerica Value	Kampen Emerging Markets	from Transamerica Van
Name of Trustee	Balanced	Debt	Kampen Mid-Cap Growth
Robert L. Anderson	$189	$1,036	$252
Peter R. Brown	$243	$1.332	$324
Daniel Calabria	$189	$1,036	$252
Janice B. Case	$189	$1,036	$252
Charles C. Harris	$189	$1,036	$252
William W. Short, Jr.	$189	$1,036	$252
Jack E. Zimmerman	$189	$1,036	$252

	Aggregate Compensation
	from Transamerica Van	Aggregate Compensation
	Kampen Small Company	from Transamerica WMC
Name of Trustee	Growth	Emerging Markets
Robert L. Anderson	$616	$0
Peter R. Brown	$792	$0
Daniel Calabria	$616	$0
Janice B. Case	$616	$0
Charles C. Harris	$616	$0
William W. Short, Jr.	$616	$0
Jack E. Zimmerman	$616	$0

	Pension or Retirement	Total Compensation Paid to
	Benefits Accrued as Part of	Trustees from Fund Asset
Name of Trustee	Fund Expenses(2)	Management Group(3)`
Robert L. Anderson	$—	$70,000
Peter R. Brown	$210,000	$208,000
Daniel Calabria	$96,000	$168,000
Janice B. Case	$64,000	$168,000
Charles C. Harris	$96,000	$168,000
William W. Short, Jr.	$160,000	$168,000
Jack E. Zimmerman	$160,000	$70,000

(1)	Transamerica Protected Principal Stock was liquidated and dissolved November 29, 2007.

(2)	Pursuant to a prior emeritus retirement plan, the listed amounts were accrued in the 2006 fiscal year and were paid out on January 2, 2008.

(3)	Of this aggregate compensation, the total amounts deferred from Transamerica Funds (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2007 were as follows: Robert L. Anderson, $17,962; Peter R. Brown, $39; Daniel Calabria, $26,141; Janice B. Case, $0; Charles C. Harris, $0; William W. Short, Jr., $70,180; and Jack E. Zimmerman, $1,238.
As of October 31, 2007, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust’s series.
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES
The Board of Trustees of the Trust has adopted these procedures by which shareholders of the fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
DEALER REALLOWANCES
CLASS A AND CLASS C SHARES
Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.
Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.
Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.
Class A Share Dealer Reallowances

Reallowance to Dealers as a
Amount of Purchase	Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%*
$5 Million to under $50 Million	Plus 0.50%*
$50 Million and above	Plus 0.25%*

*	No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI , and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code.
Class C Share Dealer Reallowances

	Reallowance to Dealers as a
Amount of Purchase	Percent of Offering Price
All purchases	1.00	%**(a)

**	From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.

(a)	All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

DISTRIBUTION PLANS
CLASS A AND CLASS C SHARES
As stated in the prospectus, the fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a “Plan” and collectively, the “Plans”), applicable to Class A and Class C shares of the fund. The Plan is structured as a Compensation Plan.
In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the fund under the Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the fund. The Trustees believe that improvements in distribution services should result in increased sales of shares in the fund. In turn, increased sales are expected to lead to an increase in the fund’s net asset levels, which would enable the fund to achieve economies of scale and lower its per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the fund, for net inflows of cash from new sales may enable the fund’s investment adviser and Portfolio Construction Manager to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
Under the Plan, for Class A shares, the fund may pay TCI annual distribution and service fees of up to 0.35% of the average daily net assets of the fund’s Class A shares. For Class C shares, the fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of the fund’s Class C shares.
TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A and Class C shares, or in personal service to and/or maintenance of these shareholder accounts. In the case the fund or any of its classes of shares are closed to new investors or investments, TCI also may use the fees payable under the Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:
Compensation to employees of TCI;
Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;
In the case of the fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;
The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and
The cost of preparing, printing and distributing sales literature and advertising materials.
Under the Plan, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class A or Class C shares of the fund and the purpose for which such expenditures were made. For so long as the Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. The Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.
DISTRIBUTION FEES
The fund had not commenced operations prior to the date of this SAI; therefore, no distribution fees were paid for the past fiscal year.
NET ASSET VALUE DETERMINATION
The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined
The NAV of the fund and shares of the underlying funds in which the fund invests is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when an underlying fund does not price its shares (therefore, the NAV of an underlying fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the fund).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds.
How NAV is Determined
The NAV of the fund and each underlying fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding. In the case of the fund, because it invests substantially all of its assets in underlying funds under normal market conditions, its NAV will depend on the NAVs of the underlying funds in which it invests.
The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s NAV. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to TAM.
In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

DIVIDENDS AND OTHER DISTRIBUTIONS
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for the fund will be 3 business days following the ex-dividend date of the underlying funds in which it invests. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class C shares of the fund are anticipated to be lower than the per share income dividends on Class A shares of the fund as a result of higher distribution and service fees applicable to the Class C shares.
SHAREHOLDER ACCOUNTS
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the fund’s prospectus.
PURCHASE OF SHARES
As stated in the prospectus, the fund currently offers investors a choice of two classes of shares: Class A and Class C shares. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, previously existing Class M shares were converted into Class C shares).
Class A or Class C shares of the fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of the fund are sold at the net asset value per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A shares.) The prospectus contains detailed information about the purchase of fund shares.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Information on sales charge reductions and/or waivers can also be found on the Trust’s website at www.transamericafunds.com.
TRANSAMERICA TARGET PAYOUT PROGRAM
The fund’s targeted monthly payment strategy is designed to be implemented in conjunction with a shareholder’s voluntary participation in the Transamerica Target Payout Program. The Transamerica Target Payout Program is an optional account feature designed, but not guaranteed, to enable shareholders to receive, on a monthly basis, a targeted amount of income from the fund that has the potential to keep pace with the stock and bond markets based on a selected time period, and to assist the conversion of a shareholder’s savings into monthly payments. The fund’s strategy is to provide a stream of monthly payments through the end date of six payout options within the fund. The payout options are available in 5 year increments or time periods. Each time period will have a different target payout.
The Transamerica Target Payout Program does not guarantee a payout, but is designed to provide a smooth retirement income stream over a selected time period. The six payout options in the Transamerica Target Payout Program each have a specific payout percentage rate based on the Portfolio Construction Manager’s proprietary investment process that is designed to determine an annual target payout rate based on the chosen time period. For example, the payout percentage rates for 2009 are:

• 2013 Transamerica Target Payout Rate	21.95%
• 2018 Transamerica Target Payout Rate	12.01%
• 2023 Transamerica Target Payout Rate	8.73%
• 2028 Transamerica Target Payout Rate	7.14%
• 2033 Transamerica Target Payout Rate	6.19%
• 2038 Transamerica Target Payout Rate	5.58%
The Portfolio Construction Manager uses a proprietary, patent-pending investment process and leverages sophisticated statistical methods such as Monte Carlo simulation, a mathematical method used to model the probability of outcomes for a given event, to project thousands of potential market scenarios. This process determines an annual target payout rate which specifies an annual withdrawal amount based on the chosen time period.
A shareholder may elect to participate in the Transamerica Target Payout Program at any time, and a participant may elect to discontinue participation in the Transamerica Target Payout Program at any time.
Monthly payments are determined based on a schedule of annual target payout rates for each payout option as determined by Morningstar. The dollar amount of a shareholder’s monthly payments through the Transamerica Payout Program generally will fluctuate from one year to the next. Within a calendar year, the dollar amount of a shareholder’s monthly payments will remain the same each month, except in the final year of the selected payout option when the payments may vary in connection with the liquidation of the payout amount of such option. Buying additional shares of the fund or selling shares outside of the Transamerica Target Payout Program may increase or decrease, respectively, the dollar amount of a shareholder’s monthly payments.

A shareholder’s participation in the Transamerica Target Payout Program will result in the gradual liquidation of the shareholder’s investment in a payout option of the fund by its end date, resulting in a market value at or close to zero at the end date. It is expected that a shareholder’s account in the fund will be liquidated shortly after the end date of the chosen payout option.
The fund’s investment objectives is intended to support the fund’s monthly payment strategy implemented in conjunction with the optional Transamerica Target Payout Program. Shareholders may, however, invest in the fund and not elect to participate in the Transamerica Target Payout Program.
The fund’s dividends are not counted toward the monthly payment. Shareholders have the option to reinvest dividends and purchase additional shares or receive dividends in cash. Buying additional shares of the fund or selling shares outside of the Transamerica Target Payout Program generally will increase or decrease, respectively, the dollar amount of a shareholder’s monthly payments.
The fund’s capital gain distributions are not counted toward the monthly payment and instead are automatically reinvested in additional shares of the fund for shareholders enrolled in the Transamerica Target Payout Program. Shareholders who elect to participate in the Transamerica Target Payout Program authorize the automatic reinvestment of such distributions.
The dollar amount of a shareholder’s monthly payments through the Transamerica Target Payout Program generally will fluctuate from one year to the next. Buying additional shares of the fund or selling shares outside of the Transamerica Target Payout Program generally will increase or decrease, respectively, the dollar amount of a shareholder’s monthly payments.
The dollar amount of the monthly payments that a shareholder receives through investment in the fund and voluntary participation in the Transamerica Target Payout Program will depend on, among other factors, the annual target payment rate of the selected payout option and the investment performance of and amount invested in the fund.
If the fund is unable to achieve its objective, the fund’s targeted monthly payment strategy may not work as intended, which could mean that monthly payments would decline markedly. Additionally, an extended period of market volatility could result in payouts changing dramatically from one year to the next. If you participate in the Transamerica Target Payout Program, your entire investment in the fund will be gradually liquidated over time.
If you elect to participate in the Transamerica Target Payout Program and you buy additional shares. sell shares, or exchange shares of the fund, note the following:
•	Buying additional shares may increase the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.
•	Selling shares may decrease the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.
•	Exchanging out of the fund may decrease the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.
RETIREMENT PLANS
Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.

REDEMPTION OF SHARES
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class C shares and certain Class A share purchases are also subject to a contingent deferred sales charge upon certain redemptions. As further explained in the prospectus, a short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption or exchange redemption, whether voluntary or involuntary) within five (5) NYSE trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.
Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class C (and Class A when applicable) in the circumstances described below. (
(a) Redemption upon Total Disability or Death
A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.
(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan
A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.
The amount of a shareholder’s investment in a fund at the time election to participate in the SWP is made, with respect to the fund, is hereinafter referred to as the “Initial Account Balance.” The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder’s current Account value. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.
Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.
(c) Certain Retirement Plan Withdrawals
CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)
(d) Investors Who Previously Held Class C2 Shares
As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

(e) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated
Currently, investors who purchase Class C shares of a fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.
TAXES
The fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). The fund must also meet several other requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships. (the “Income Requirement”); (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer): and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the fund controls and which are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If the fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. Assuming a RIC has sufficient earnings and profits, its shareholders generally are required to include distributions from the RIC either as ordinary income, to the extent the distributions are attributable to the RIC’s investment income (except for qualified dividend income as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RIC’s net capital gain (i.e., the RIC’s net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits.
The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. The fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2010. The following are guidelines for how certain distributions by the funds to individual taxpayers are generally treated for U.S. federal income tax purposes:
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).
Distributions designated by the fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations, but distributions of earnings from dividends paid by certain “qualified foreign corporations” can also be qualified dividend income. Note that a shareholder (and the RIC in which the shareholder invests) will have to satisfy certain holding period requirements with respect to any distributions of qualified dividend income in order to obtain the benefit of the lower tax rate.
Other distributions, including distributions of earnings from other dividends paid to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of a fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Dividends received by a fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from other regulated investment companies) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid dividends), or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Asset Allocation funds — A fund that is an Asset Allocation fund will not be able to offset gains distributed by one underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause additional distributable gains to shareholders of an Asset Allocation fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of an Asset Allocation fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an Asset Allocation fund and therefore may not be offset by any short-term capital losses incurred by the Asset Allocation fund. Thus, an Asset Allocation fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation funds could adversely affect the amount, timing and character of distributions to shareholders. The Asset Allocation funds will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or the tax-exempt status of income derived from certain state or municipal obligations (which may ordinarily be exempt from federal income tax).

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should the replacement of such shares fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares (including distributions of net capital gain and any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors, and most U.S. tax conventions preclude the imposition of such taxes. It is not possible, however, to determine the fund’s effective rate of foreign tax in advance since the amount of a fund’s assets to be invested within various countries is not known.
The payment of such taxes will reduce the amount of dividends and distributions paid to a fund’s shareholders. If a fund qualifies as a RIC and meets the Distribution Requirement, and if more than 50% of such fund’s assets at the close of the taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign income taxes paid by the fund for that taxable year. If a fund makes such an election, the shareholders of that fund are required to include in their gross incomes their pro rata shares of qualified foreign income taxes paid by the fund, but each shareholder may be entitled to a deduction for such taxes or to a tax credit, subject to certain limitations in the Code. The amount of any foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the reduced maximum U.S. federal non-corporate income tax rate applicable to qualified dividend income.
Passive Foreign Investment Companies — Certain funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) an average of at least 50% of its assets held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The fund intends to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income, to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount — If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales — These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Foreign Currency Transactions — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Some of the series of Transamerica Funds elect to treat this foreign currency income as capital gain or capital loss.
Backup withholding — A fund may be required to apply backup withholding of U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:
a.	fail to provide the fund with their correct taxpayer identification number,

b.	fail to make required certifications, or

c.	have been notified by the Internal Revenue Service that they are subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder’s U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.
Taxation of Non-U.S. Shareholders. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a nonresident alien fiduciary of a trust or estate, a foreign corporation or a foreign partnership (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For taxable years of a fund that began before January 1, 2008, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Withholding does not apply to a dividend paid to a foreign shareholder that is “effectively connected with the shareholder’s conduct of a trade or business within the United States,” in which case the withholding requirements applicable to domestic taxpayers apply. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under the U.S. federal income tax laws. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Taxes on Transamerica Target Payout Program Monthly Payments. Each shareholder who participates in the Transamerica Target Payout Program will receive monthly cash payments. To the extent those payments are derived from fund net investment income and not from net capital gains, they will be taxed as described above. To the extent that monthly payments exceed monthly distributions, the payments will be derived from automatic redemptions of fund shares under the Transamerica Target Payout Program, which will be taxable as sales of shares.
For a shareholder who participates in the Transamerica Target Payout Program, capital gain distributions are not counted toward the monthly payment, are automatically reinvested in additional shares of the fund, and are taxable as distributions of net capital gain.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
PRINCIPAL SHAREHOLDERS
The fund had not commenced operations prior to the date of this SAI; therefore, no shareholders owned beneficially 5% or more of the outstanding shares of the fund.
MISCELLANEOUS
ORGANIZATION The fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund. On January 8, 2008, the Board of Trustees of the Trust, unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.
SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.
The shares of beneficial interest of the fund are divided into two classes: Class A and Class C. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class C shares are subject to ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; each class has a separate exchange privilege. (All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.
The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers, LLP, located at 4221 West Boy Scout Blvd., Suite 200, Tampa, FL 33607-5745, serves as independent registered certified public accounting firm for Transamerica Funds.

CODES OF ETHICS
Transamerica Funds, TAM, the Portfolio Construction Manager and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica Funds, TAM, the Portfolio Construction Manager and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
PROXY VOTING POLICIES AND PROCEDURES
As detailed in the Transamerica Funds’ Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and each sub-adviser are attached or summarized in Appendix A.
Transamerica Funds files Form N-PX, with the complete proxy voting records of the fund for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
TRANSAMERICA FUNDS PROXY VOTING POLICIES AND PROCEDURES.
I. Statement of Principle
Transamerica Funds seeks to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Transamerica Funds delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to the fund, which in turn delegates proxy voting authority for most funds of the Trust to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of the Trust adopts the proxy voting policies and procedures of the Adviser and sub-advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Trust. These policies and procedures are attached hereto.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Boards of Trustees of the Trust has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the funds wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
Last Revised: July 1, 2008
FINANCIAL STATEMENTS
The fund had not commenced operations prior to the date of this SAI; therefore, there are no financial statements to include in this SAI.

APPENDIX A
Transamerica Asset Management, Inc.
PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Investors, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
     A. Appointment of Proxy Administrator
     TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
     B. Initial Review
          1. The Proxy Administrator will collect from each Sub-Adviser:
               a) its Sub-Adviser Proxy Policy;
               b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
               c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

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          2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
               a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
               b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
               c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
          3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
          4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
          5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
     C. Subsequent Review
     TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
     D. Record of Proxy Votes Exercised by Sub-Adviser
     The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to the fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
     A. Use of Independent Third Party
     If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
     B. Conflict with View of Independent Third Party
     If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
     C. Asset Allocation Portfolios
     For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

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VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VIII. Recordkeeping
     A. Records Generally Maintained
     In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
          1. the TAM Proxy Voting Policy; and
          2. records of Fund client requests for TAM proxy voting information.
     B. Records for TAM Exercise of Proxy Voting Authority
     In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
          1. proxy statements received regarding matters it has voted on behalf of Fund clients;
          2. records of votes cast by TAM; and
          3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
     C. Records Pertaining to Sub-Adviser Proxy Policies
               The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
          1. each Sub-Adviser Proxy Policy; and
          2. the materials delineated in Article V above.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
     D. Time Periods for Record Retention
     All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
     The Proxy Administrator will provide the fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
Last Revised: July 1, 2008

A-3

APPENDIX B
PORTFOLIO MANAGERS
Transamerica Managed Payout Portfolio

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts*
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number*	Managed
Maciej Kowara		$		$		$
Jeff McConnell		$		$		$
Jon Hale		$		$		$
Michael Stout		$		$		$
Hal Ratner		$		$		$

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Maciej Kowara		$		$		$
Jeff McConnell		$		$		$
Jon Hale		$		$		$
Michael Stout		$		$		$
Hal Ratner		$		$		$

*	Relates to individual retirement accounts that Morningstar Associates, the Portfolio Construction Manager of the fund, has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates’ managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.
Conflicts of Interest
[INSERT]
Compensation
All of the above mentioned co-portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The co-portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.
Ownership of Securities
As of October 31, 2007, no members of the portfolio construction team beneficially owned shares of any equity securities in the fund.

B-1

TRANSAMERICA FUNDS
OTHER INFORMATION
PART C
Item 23 Exhibits
List all exhibits filed as part of the Registration Statement.
(a)	Amended and Restated Declaration of Trust (23)

(b)	By-laws (23)

(c)	Not Applicable

(d)	(1)	Investment Advisory Agreements

		(a)	Transamerica Flexible Income (23)

		(bb)	Transamerica Jennison Growth (15)

		(cc)	Transamerica Value Balanced (6)

		(dd)	Transamerica High Yield Bond (15)

		(ee)	Transamerica Legg Mason Partners All Cap (20)

		(ff)	Transamerica Growth Opportunities and Transamerica Equity (19)

		(gg)	Transamerica Science & Technology (19)

		(hh)	Transamerica Templeton Global (19)

		(ii)	Transamerica American Century Large Company Value (23) and Transamerica MFS International Equity (24)

		(jj)	Transamerica Money Market, Transamerica Convertible Securities, Transamerica PIMCO Total Return, Transamerica Asset Allocation — Conservative Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Asset Allocation — Growth Portfolio, Transamerica Asset Allocation — Moderate Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Evergreen Health Care (20)

		(kk)	Transamerica Marsico Growth (8)

		(ll)	Transamerica Clarion Global Real Estate Securities and Transamerica PIMCO Real Return TIPS (15)

		(mm)	Transamerica Small/Mid Cap Value (10)

		(nn)	Transamerica Balanced (11)

		(oo)	Transamerica JPMorgan Mid Cap Value, Transamerica Marsico International Growth, Transamerica BlackRock Large Cap Value, Transamerica Short-Term Bond, Transamerica UBS Large Cap Value, Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Small Company Growth and Transamerica Evergreen International Small Cap (23)

		(pp)	Transamerica AllianceBernstein International Value, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica JPMorgan International Bond, Transamerica Federated Market Opportunity and Transamerica BlackRock Global Allocation (23)

		(qq)	Transamerica Van Kampen Mid-Cap Growth (20)

		(rr)	Transamerica Legg Mason Partners Investors Value (19)

		(ss)	Transamerica Bjurman, Barry Micro Emerging Growth (16)

		(tt)	Transamerica Oppenheimer Small- & Mid-Cap Value (16)

		(uu)	Transamerica Loomis Sayles Bond, Transamerica BNY Mellon Market Neutral Strategy, Transamerica BlackRock Natural Resources, Transamerica UBS Dynamic Alpha and Transamerica Multi-Manager Alternative Strategies Portfolio (19)

		(vv)	Transamerica Schroders International Small Cap (23)

		(ww)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets (27)

		(xx)	Transamerica Managed Payout Portfolio (to be filed by amendment)

	(2)	Sub-Advisory Agreements

		(aa)	Transamerica Flexible Income (20)

		(bb)	Transamerica Value Balanced (6)

		(cc)	Transamerica High Yield Bond (15)

	(dd)	Transamerica Legg Mason Partners All Cap (23)

	(ee)	Transamerica Growth Opportunities and Transamerica Equity (19)

	(ff)	Transamerica Science & Technology (19)

	(gg)	Transamerica Templeton Global (19)

	(hh)	Transamerica American Century Large Company Value (23)

	(ii)	Transamerica Jennison Growth (20)

	(jj)	Transamerica Convertible Securities and Transamerica Money Market (5)

	(kk)	Transamerica PIMCO Total Return (5)

	(ll)	Transamerica Evergreen Health Care (15)

	(mm)	Transamerica Legg Mason Partners Investors Value (19)

	(nn)	Transamerica Marsico Growth (17)

(a) Sub-sub-advisory Agreement — Transamerica Marsico Growth (23)

	(oo)	Transamerica Clarion Global Real Estate Securities (15)

	(pp)	Transamerica PIMCO Real Return TIPS (9)

	(qq)	Transamerica Small/Mid Cap Value (10)

	(rr)	Transamerica Balanced (11)

	(ss)	Transamerica Evergreen International Small Cap (12)

	(tt)	Transamerica JPMorgan Mid Cap Value (12)

	(uu)	Transamerica Marsico International Growth (23)

(a) Sub-sub-advisory Agreement — Transamerica Marsico International Growth (23)

	(vv)	Transamerica BlackRock Large Cap Value and Transamerica BlackRock Global Allocation (19)

	(ww)	Transamerica Short-Term Bond (12)

	(xx)	Transamerica UBS Large Cap Value (20)

	(yy)	Transamerica Van Kampen Emerging Markets Debt and Transamerica Van Kampen Small Company Growth (20)

	(zz)	Transamerica AllianceBernstein International Value (15)

	(aaa)	Transamerica Neuberger Berman International (14)

	(bbb)	Transamerica Oppenheimer Developing Markets (23)

	(ccc)	Transamerica JPMorgan International Bond (14)

	(ddd)	Transamerica Federated Market Opportunity (23)

	(eee)	Transamerica Van Kampen Mid-Cap Growth (20)

	(fff)	Transamerica Asset Allocation — Conservative Portfolio, Transamerica Asset Allocation — Moderate Portfolio, Transamerica Asset Allocation — Growth Portfolio, Transamerica Asset Allocation — Moderate Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio — Morningstar Asset Allocation Management Agreement Amendment (19)

(a) Transamerica Managed Payout Portoflio — Morningstar Asset Allocation Management Agreement Amendment (to be filed by amendment)

	(ggg)	Transamerica Oppenheimer Small- & Mid-Cap Value (16)

	(hhh)	Transamerica Bjurman, Barry Micro Emerging Growth Equity (16)

	(iii)	Transamerica MFS International Equity (16)

	(jjj)	Transamerica Loomis Sayles Bond (19)

	(kkk)	Transamerica BNY Mellon Market Neutral Strategy (19)

	(lll)	Transamerica BlackRock Natural Resources (19)

	(mmm)	Transamerica Third Avenue Value (19)

	(nnn)	Transamerica UBS Dynamic Alpha (19)

	(ooo)	Transamerica Schroders International Small Cap (23)

	(ppp)	Transamerica Thornburg International Value (27)

	(qqq)	Transamerica WMC Emerging Markets (27)

(e)	(1)	Underwriting Agreement (23)

	(2)	Dealer’s Sales Agreement (8)

	(3)	Service Agreement (4)

	(4)	Wholesaler’s Agreement (3)

(f)	Trustees Deferred Compensation Plan (23)

(g)	Custody Agreement (7)

(h)	(1)	(a) Transfer Agency Agreement (1)

		(b) Amendment to Transfer Agency Agreement (13)

		(c) Transfer Agency Agreement (Amended Fee Schedule) dated April 1, 2007 (21)

	(2)	(a) Administrative Services Agreement (7)

		(b) Amendment to Administrative Services Agreement (13)

	(3)	Expense Limitation Agreement (9)

		(a) Expense Limitation Agreement — Schedules A and B (23)

(i)	Opinion and Consent of Counsel (27)

(j)	Consent of Independent Registered Certified Public Accounting Firm (PricewaterhouseCoopers LLP) (23)

(k)	n/a

(l)	Investment Letter from Sole Shareholder (2)

(m)	Amended and Restated Plan of Distribution of the Registrant under Rule 12b-1 (23)

(n)	Amended and Restated Plan for Multiple Classes of Shares (23)

(o)	Reserved

(p)	Code of Ethics
(1)	Joint Transamerica Funds and Transamerica Asset Management, Inc. (23)

SUB-ADVISERS

	(2)	AEGON USA Investment Management, LLC (26)

	(3)	Federated Equity Management Company of Pennsylvania (15)

	(4)	ClearBridge Advisors, LLC (20)

	(5)	Transamerica Investment Management, LLC (15)

	(6)	Jennison Associates LLC (15)

	(7)	American Century Investment Management, Inc. (15)

	(8)	Pacific Investment Management Company LLC (15)

	(9)	Columbia Management Advisors, LLC (15)

	(10)	ING Clarion Real Estate Securities (15)

	(11)	Templeton Investment Counsel, LLC (15)

	(12)	Evergreen Investment Management Company, LLC (15)

	(13)	J.P. Morgan Investment Management Inc. (15)

	(14)	UBS Global Asset Management (Americas) Inc. (15)

	(15)	Morgan Stanley Investment Management Inc. (15)

	(16)	AllianceBernstein L.P. (15)

	(17)	Neuberger Berman Management LP (15)

	(18)	Oppenheimer Funds, Inc. LP (15)

	(19)	Morningstar Associates, LLC (15)

	(20)	Bjurman, Barry & Associates (16)

	(21)	Loomis, Sayles & Company, L.P. (17)

	(22)	BlackRock Investment Management, LLC (17)

	(23)	Franklin Portfolio Associates, LLC (19)

	(24)	Third Avenue Management LLC (17)

	(25)	MFS Investment Management (18)

	(26)	Schroder Investment Management North America Inc. (23)

	(27)	Thornburg Investment Management, Inc. (26)

	(28)	Wellington Management Company, LLP (26)

(q)(1)	Powers of Attorney (22)

(q)(2)	Power of Attorney for Sandra N. Bane (25)

All exhibits filed previously are herein incorporated by reference
(1)	Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 033-02659).

(2)	Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 033-02659).

(3)	Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 033-02659).

(4)	Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 033-02659).

(5)	Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 17, 2001 (File No. 033-02659).

(6)	Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 033-02659).

(7)	Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 033-02659).

(8)	Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 033-02659).

(9)	Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 033-02659).

(10)	Filed previously with Post-Effective Amendment No. 56 to Registration Statement on March 1, 2004 (File No. 033-02659).

(11)	Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 033-02659).

(12)	Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 033-02659).

(13)	Filed previously with Post-Effective Amendment No. 67 to Registration Statement on February 25, 2005 (File No. 033-02659).

(14)	Filed previously with Post-Effective Amendment No. 72 to Registration Statement on November 8, 2005 (File No. 033-02659).

(15)	Filed previously with Post-Effective Amendment No. 77 to Registration Statement on March 1, 2006 (File No. 033-02659).

(16)	Filed previously with Post-Effective Amendment No. 79 to Registration Statement on August 1, 2006 (File No. 033-02659).

(17)	Filed previously with Post-Effective Amendment No. 81 to Registration Statement on October 13, 2006 (File No. 033-02659).

(18)	Filed previously with Transamerica Series Trust Post-Effective Amendment No. 66 to Registration Statement on April 28, 2006, and incorporated herein by reference (File No. 811-04419).

(19)	Filed previously with Post-Effective Amendment No. 83 to Registration Statement on December 21, 2006 (File No. 033-02659).

(20)	Filed previously with Post-Effective Amendment No. 85 to Registration Statement on March 1, 2007 (File No. 033-02659).

(21)	Filed previously with Post-Effective Amendment No. 87 to Registration Statement on October 26, 2007 (File No. 033 02659).

(22)	Filed previously with Post-Effective Amendment No. 88 to Registration Statement on December 11, 2007 (File No. 033-02659).

(23)	Filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (File No. 033-02659).

(24)	Filed previously with Post-Effective Amendment No. 41 to Registrant Statement on December 15, 2000 (File No. 033-02659).

(25)	Filed previously with Post-Effective Amendment No. 91 to Registrant Statement on June 10, 2008 (File No. 033-02659).

(26)	Filed previously with Post-Effective Amendment No. 92 to Registrant Statement on June 12, 2008 (File No. 033-02659).

(27)	Filed previously with Post-Effective Amendment No. 93 to Registrant Statement on September 15, 2008 (File No. 033-02659).

Item 24 Persons Controlled by or under Common Control with the Fund
     To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.
Item 25 Indemnification
     Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26 Business and Other Connections of Investment Advisers
     Transamerica Asset Management, Inc. (“TAM”) is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of John K. Carter, Christopher A. Staples and Dennis P. Gallagher, directors of TAM, are described in the Statement of Additional Information under the section entitled “Management of the Fund.” Additionally, the following describes the principal occupations of other persons who serve as executive officers of TAM: Karen D. Heburn, Senior Vice President, Chief Financial Officer and Treasurer of TAM and Senior Vice President and Treasurer of Transamerica Fund Services, Inc. (“TFS”) and other related entities, Joseph Carusone, Senior Vice President of TAM and TFS and Rick Resnik, Senior Vice President and Chief Compliance Officer of TAM and Senior Vice President of TFS.
* * *
     AEGON USA Investment Management LLC (“AUIM”), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to Transamerica High Yield Bond. Its managers and officers are:
MANAGERS:
David L. Blankenship
David M. Carney
Frank E. Collecchia
Eric B. Goodman
OFFICERS:
Eric B. Goodman, President & Chief Investment Officer
David L. Blankenship, Executive Vice President and Chief Operating Officer
Kirk W. Buese, Executive Vice President — Private and Structured Finance
David M. Carney, Executive Vice President, Treasurer and Chief Financial Officer
Frank E. Collecchia, Executive Vice President-Portfolio Management
Daniel P. Fox, Executive Vice President — Risk Management
Bradley J. Beman, Senior Vice President
Josh E. Braverman, Senior Vice President
Joel L. Coleman, Senior Vice President
Mark E. Dunn, Senior Vice President
Robert Fitzsimmons, Senior Vice President
Kevin A. Giles, Senior Vice President — New Initiatives
David R. Halfpap, Senior Vice President
William L. Hurwitz, Senior Vice President
James R. Landis, Senior Vice President
Calvin W. Norris, Senior Vice President

Eric C. Perry, Senior Vice President
Stephanie M. Phelps, Senior Vice President
James K. Schaeffer, Jr., Senior Vice President
Sarvjeev S. Sidhu, Senior Vice President
Michael B. Simpson, Senior Vice President
Jon L. Skaggs, Senior Vice President
Robert A. Smedley, Senior Vice President
Jeffrey A. Whitehead, Senior Vice President
John F. Bailey, Vice President
James K. Baskin, Vice President
Gregg A. Botkin, Vice President
James K. Cameron, Vice President
Garry E. Creed, Vice President
Douglas A. Dean, Vice President
Bradley D. Doyle, Vice President
Cindy Eason-Manning, Vice President
Mark D. Evans, Vice President
Julie A. Franklin, Vice President
Scott P. Hassenstab, Vice President
William J. Henricksen, Vice President
David Hopewell, Vice President
Frederick B. Howard, Vice President
Karen E. Hufnagel, Vice President
Jon D. Kettering, Vice President
John D. Marcsik, Vice President
Jeffrey T. McGlaun, Vice President
Jeremy S. Mead, Vice President
Steven P. Opp, Vice President
Christopher D. Pahlke, Vice President
Michael J. Parrish, Vice President
Mary T. Pech, Vice President
Greg A. Podhajsky, Vice President
Stacey S. Rutledge, Vice President
Michael S. Smith, Vice President
J. Staley Stewart, Vice President
Debra R. Thompson, Vice President
Michael A. Urban, Vice President
Xueqing Wang, Vice President
Douglas A. Weih, Vice President
Karen R. Wright, Vice President
M. Christina Galligan, Assistant Vice President
Paul J. Houk, General Counsel and Secretary
Jessica L. Cole, Chief Compliance Officer
Clint L. Woods, Assistant Secretary
* * *
     AllianceBernstein, LP (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to Transamerica AllianceBernstein International Value. Lewis A. Sanders is Chairman and Chief Executive Officer; Roger Hertog is Vice Chairman and Director; Christopher M. Condron, Lorie A. Slutsky, Peter Etzenbach, Dominique Carrel-Billiard, Benjamin D. Holloway, Henri De Castries, Denis Duverne, Stanley B. Tulin, William Jarmain and Peter J. Tobin are Directors; Gerald M. Lieberman is President, Chief Operating Officer and Director; Robert H. Joseph, Jr. is Senior Vice President and Chief Financial Officer; Mark R. Manley is Senior Vice President, Assistant Secretary and Chief Compliance Officer.
* * *

     American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to Transamerica American Century Large Company Value. James Evans Stowers, Jr. is a Director; Jonathan Thomas is a Director; Maryanne Roepke is Chief Compliance Officer; Charles A. Etherington is Chief Legal Officer and Senior Vice President; Enrique Chang is President, Chief Executive Officer and Chief Investment Officer.
* * *
     Bjurman, Barry & Associates (“Bjurman, Barry”), 10100 Santa Monica Blvd., Ste. 1200, Los Angeles, CA 90067, serves as sub-adviser to Transamerica Bjurman, Barry Micro Emerging Growth. G. Andrew Bjurman, CFA, CIC, is President and Chief Executive Officer; O. Thomas Barry, CFA, CIC, is Senior Executive Vice President and Chief Investment Officer; Stephen W. Shipman, CFA, is Executive Vice President /Director of Research; Patrick T. Bradford, is Assistant Vice President/Head Equity Trader/Portfolio Manager; Roberto P. Wu, CFA, is Portfolio Manager/Research Analyst; and Kathy Pommet is Chief Compliance Offer.
* * *
     BlackRock Investment Management, LLC (“BlackRock”), 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value and Transamerica BlackRock Natural Resources. Laurence Douglas Fink is Chief Executive Officer; Robert S. Kapito is President; Steven E. Buller is Chief Financial Officer; Robert Peter Connolly is General Counsel, Secretary and Managing Director; Robert Steven Kapito is Vice Chairman; Henrey Gabbay is Managing Director and Chief Administrative Officer; Bartholomew Angelo Battista is Managing Director and Chief Compliance Officer; John Moran Patrick is Managing Director and Treasurer; and Laurence James Carolan and Kevin Michael Klingert are Managing Directors.
* * *
     ClearBridge Advisors, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018, serves as sub-adviser to Transamerica Legg Mason Partners All Cap and Transamerica Legg Mason Partners Investors Value. The directors and officers are as follows: Terrence James Murphy is Chief Administrative Officer; Brian Scott Posner is President, Chief Executive Officer and Co-Chief Investment Officer, Harry David Cohen is Co-Chief Investment Officer; Barbara Brooke Manning is Chief Compliance Officer; Mark Raymond Fetting, Peter Lanning Bain and Charles James Daley are Directors.
* * *
     Columbia Management Advisors, LLC (“Columbia”), 100 Federal Street, Boston, MA 02110, serves as sub-adviser to Transamerica Marsico Growth and Transamerica Marsico International Growth. Keith T. Banks, Chairman, President, Chief Executive Officer, and Manager; Colin Moore, Chief Investment Officer; Atul Varma, Chief Financial Officer; Christopher L. Wilson, Head of Mutual Funds and Manager; Linda J. Wondrack, Chief Compliance Officer.
* * *
     Evergreen Investment Management Company, LLC (“Evergreen”), 200 Berkeley Street, Boston Massachusetts 02116-5034, is sub-adviser to Transamerica Evergreen International Small Cap and Transamerica Evergreen Health Care. Evergreen is a wholly owned subsidiary of Wachovia Corporation and Wachovia Bank, N.A.
     The principal executive officers of Evergreen are: William Douglas Munn, Chief Operating Officer and Director; Dennis Henry Ferro, President, Chief Investment Officer and Director; Michael Howard Koonce, Secretary and Chief Legal Officer; Richard Scott Gershen, Executive Managing Director; Barbara Ann Lapple, Chief Compliance Officer; and Matthew Charles Moss, Chief Financial Officer. Evergreen is a member-managed, limited liability company that does not have directors.
* * *
     Federated Equity Management Company of Pennsylvania (“Federated”), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as sub-adviser to Transamerica Federated Market Opportunity. It is a subsidiary of Federated Investors, Inc.
     Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $279 billion. The Trustees of

Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated MDTA LLC.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); John B. Fisher, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated MDTA LLC.; Trustee and President — Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.; Trustee, Federated MDTA LLC.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.
     The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.
     The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.
* * *
     Franklin Portfolio Associates, LLC (“Franklin Associates”), a fully owned subsidiary of The Bank of New York Mellon Financial Corporation, One Boston Place, 34th Floor, Boston, MA 02108, serves as sub-adviser to Transamerica BNY Mellon Market Neutral Strategy. John Cone is President, Chief Executive Officer and Director; Oliver Buckley is Executive Vice President and Chief Investment Officer; Paul Healey is Executive Vice President, Chief Operating Officer and Director; Gregg Pendergast is Senior Vice President and Chief Compliance Officer; Jonathan Calvert, Michael Dunn, Langton Garvin and Mary McDermott-Holland are Senior Vice Presidents. Timothy Burke, Caroline Conway, Kristin Crawford, Thomas Dion, David Dirks, Amitabh Dugar, John Manley, Pritha Mitra-Stiff, John Pierce, and Patrick Slattery are Vice Presidents.
* * *
     ING Clarion Real Estate Securities (“Clarion”), 201 King of Prussia Road, Radnor, PA 19087, serves as sub-adviser for Transamerica Clarion Global Real Estate Securities. Its officers are: T. Ritson Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen J. Furnary, Executive Officer; Steven D. Burton, Executive Officer; and Joseph P. Smith, Executive Officer.
* * *
     Jennison Associates LLC (“Jennison”), the sub-adviser to Transamerica Jennison Growth, is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers.
     The business and other connections of Jennison’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

Name and Address	Principal Occupation
Dennis M. Kass	Director, Chairman and Chief Executive Officer, Jennison. Chairman and Manager, Quantitative Management Associates LLC (“QM”). Director, Senior Managing Director and Vice President, Prudential Investment Management, Inc. (“PIM”).

Spiros Segalas	Director, President and Chief Investment Officer, Jennison.

Mehdi A. Mahmud	Director, Vice Chairman, Managing Director and Chief Operating Officer, Jennison.

Timothy Knierim Gateway Center Three, 14th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison. Assistant Secretary, PIM Warehouse, Inc. (“PIMW”). Vice President, PIM. Manager, QM.

Bernard B. Winograd Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison. Director, Chairman, Chief Executive Officer and President, PIM. Manager and Vice President, Prudential Asset Management Holding Company LLC. Director and Chairman, PIMW. Director and Chairman, PIC Holdings Limited. Executive Vice President, Prudential Investment Management Services LLC. Director and President, PIM Investments, Inc. President, PIM Foreign Investments, Inc. Manager, QM.

Ronald K. Andrews Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison. Senior Vice President, Prudential Investments LLC. Senior Vice President, Prudential Annuities Advisory Services, Inc. Manager, QM.

Mirry M. Hwang	Secretary, Vice President and Corporate Counsel, Jennison.

Joseph M. Carrabes	Executive Vice President, Jennison.

Kenneth Moore	Treasurer, Executive Vice President and Chief Financial Officer, Jennison. Chief Financial Officer, Manager and Vice President, QM. Vice President, PIM. Director, Prudential Trust Company.

Stuart S. Parker	Executive Vice President, Jennison. Vice President, QM.

Leslie S. Rolison	Senior Vice President, Jennison. Vice President, QM.
* * *
     J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as sub-adviser to Transamerica JPMorgan Mid Cap Value and Transamerica JPMorgan International Bond. J.P. Morgan is a wholly owned subsidiary of JPMorgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.
     The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 245 Park Avenue, New York, New York 10167:

Officer Names	Title and/or Status
Evelyn V. Guernsey	President, Director, Managing Director Other Substantial Occupation: Chairperson, President and CEO, JPMorgan Investment Advisors Inc.

Joseph K Azelby	Director, Managing Director

Clive S. Brown	Director, Managing Director

Seth P. Bernstein	Director, Global Head of Fixed Income, Managing Director

George C.W. Gatch	Director, Managing Director

Iiman (Amy) Pappas	Director, Treasurer, Managing Director

Paul A. Quinsee	Director, Managing Director

Lawrence M. Unrein	Director, Managing Director

Officer Names	Title and/or Status
Martin R. Porter	Global Head of Equities, Managing Director

Scott E. Richter	Chief Legal Officer

John L. Oliva	Chief Compliance Officer
* * *
     Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, Boston, MA 02111-2611, serves as sub-adviser to Transamerica Loomis Sayles Bond. Robert J. Blanding is Chief Executive Officer; Kevin P. Charleston is Chief Financial Officer; Donald P. Ryan is Vice President and Chief Compliance Officer; and Jean S. Loewenberg is Chief Legal Officer.
* * *
     MFS Investment Management (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, serves as sub-adviser to Transamerica MFS International Equity. The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart and Thomas A. Bogart. Robert C. Pozen is the Chairman and Chairman of the Board; Mr. Manning is Chief Executive Officer, Chief Investment Officer, and President; Mr. Beaulieu is Executive Vice President and Director of Global Distribution; Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President , Chief Regulatory Officer and Chief Compliance Officer; Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary; Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Daniel W. Finegold, and Susan S. Newton are Assistant Secretaries; Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. Investments and Co-Director of Global Research; David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research; Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research; Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer; and Elizabeth Petipas is the Assistant Treasurer, and Timothy Tierney is the Tax Officer.
* * *
     Morgan Stanley Investment Management, Inc., doing business as Van Kampen (“Van Kampen”), 1221 Avenue of the Americas, New York, NY 10020, serves as sub-adviser to Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth. The directors and principal officers are listed below.

Owen D. Thomas President and Chief Operating Officer	President and Chief Operating Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

Ronald E. Robison Managing Director and Director	Managing Director and Director of Van Kampen Asset Management, Van Kampen Investments Inc., Director and Chief Administrative Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Director of Morgan Stanley Distributors Inc., Morgan Stanley Trust, Morgan Stanley Distribution, Inc. and Van Kampen Investor Services Inc.

Amy R. Doberman Managing Director and Secretary	Managing Director and General Counsel of Morgan Stanley Investment Management

Dennis F. Shea Managing Director of Chief Investment Officer-Global Equity Group	Managing Director and Chief Investment Officer-Global Equity Group of Morgan Stanley Asset Management

J. David Germany Managing Director and Chief Investment Officer-Global Fixed Income Group	Managing Director and Chief Investment Officer-Global Fixed Income Group

Carsten Otto Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Van Kampen Advisors Inc. and Van Kampen Asset Management. Chief Compliance Officer of Van Kampen Investor Services Inc. and Van Kampen Investments Inc.

Kenneth Castiglia Chief Financial Officer and Treasurer	Chief Financial Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Treasurer of Morgan Stanley Services Company Inc., Chief Financial Officer, Treasurer and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.
* * *
     Neuberger Berman Management, Inc. (“Neuberger”), 605 Third Avenue, New York, New York 10158, serves as sub-adviser to Transamerica Neuberger Berman International. Chamaine Williams is Chief Compliance Officer; Peter E. Sundman is President and Director; Joseph Amato and Jack L. Rivkin are Directors; Robert J. Conti and Brian J. Gaffney are Sr. Vice Presidents; Maxine L. Gerson is General Counsel and Secretary; Edward S. Grieb is Chief Financial Officer and Treasurer.
* * *
     OppenheimerFunds (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, New York, New York 10281, serves as sub-adviser to Transamerica Oppenheimer Developing Markets and Transamerica Oppenheimer Small- & Mid-Cap Value. John V. Murphy is Chief Executive Officer; Kurt J. Wolfgruber is President and Chief Investment Officer; Richard Knott and Craig P. Dinsell are Executive Vice Presidents; Robert G. Zack is Executive Vice President and General Counsel; Brian W. Wixted is Sr. Vice President and Treasurer; David M. Pfeffer is Sr. Vice President and Chief Financial Officer; Mark S. Vandehey is Sr. Vice President and Chief Compliance Officer.
* * *
     Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to Transamerica PIMCO Total Return and Transamerica PIMCO Real Return TIPS. Officers and Executive Officers of PIMCO are as follows:

Arnold, Tammie J.	Pacific Investment Mgt Co. LLC	Head, Product Management	Managing Director
Benz II, William R.	PIMCO Europe Limited	Head of Acct Mgmt-Europe	Managing Director
Brynjolfsson, John B	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Cupps, Wendy W.	Pacific Investment Mgt Co. LLC	Co-Head of Product Mgmt	Managing Director
Dialynas, Chris P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Gross, William H.	Pacific Investment Mgt Co. LLC	Founder, Sr Port Mgr	Managing Director
Hamalainen, Pasi M.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Harris, Brent Richard	Pacific Investment Mgt Co. LLC		Managing Director
Hodge, Douglas M.	PIMCO Japan Limited	Acct Mgr-Dir Asia Pacific	Managing Director
Holden, Brent L.	Pacific Investment Mgt Co. LLC	Senior Account Manager	Managing Director
Isberg, Margaret E.	PIMCO Canada	Marketing — Canada	Managing Director
Ivascyn, Daniel J.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director

Jacobs IV, Lew W.	Pacific Investment Mgt Co. LLC	Head Fixed Income, Munich	Managing Director
Keller, James M.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Mariappa, Sudesh N.	Pacific Investment Mgt Co. LLC	Global Portfolio Mgmt	Managing Director
Mather, Scott A.	Germany Fixed Income	Head of PM — Europe	Managing Director
McCray, Mark V.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
McCulley, Paul A.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
McDevitt, Joseph V.	PIMCO Europe Limited	Head of PIMCO Europe	Managing Director
Muzzy, James Frederic	Pacific Investment Mgt Co. LLC	Founder	Managing Director
Otterbein, Thomas J.	Pacific Investment Mgt Co. LLC	Co-Hd of US Acct Mgmt	Managing Director
Powers, William C.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Ravano, Emanuele	PIMCO Europe Limited	Head Portfolio Mgt London	Managing Director
Schmider, Ernest L.	Pacific Investment Mgt Co. LLC	Head of Funds Admin	Managing Director
Simon, W Scott	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Takano, Makoto	PIMCO Japan Limited	President of PIMCO Japan	Managing Director
Thompson, William S.	Pacific Investment Mgt Co. LLC	Chief Executive Officer	Managing Director
Weil, Richard M.	Pacific Investment Mgt Co. LLC	Chief Operating Officer	Managing Director
Zhu, Changhong	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Burns, Robert Wesley	Pacific Investment Mgt Co. LLC	President of PIMCO Funds	Consulting MD
Loftus, John S.	Pacific Investment Mgt Co. LLC	Head of CRG	Consulting MD
Podlich, William F.	Pacific Investment Mgt Co. LLC		Consulting MD
Amey, Mike	PIMCO Europe Limited	Portfolio Manager	Executive VP
Andrews, David S.	Pacific Investment Mgt Co. LLC	Credit Analyst	Executive VP
Asay, Michael R.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Baker, Brian P.	PIMCO Hong Kong	Account Manager	Executive VP
Banno, Denise C.	Pacific Investment Mgt Co. LLC	Chief Compliance Officer	Executive VP
Baz, Jamil	PIMCO Europe Limited	Portfolio Manager	Executive VP
Beaumont, Stephen B.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Bhansali, Vineer	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Bishop, Gregory A.	Pacific Investment Mgt Co. LLC	Manager, IWG	Executive VP
Blau, Volker	Germany Fixed Income	Head Insurance	Executive VP
Bosomworth, Andrew	Germany Fixed Income	Head Derivatives & MM	Executive VP
Brittain, WH Bruce	Pacific Investment Mgt Co. LLC	PARS Product Manager	Executive VP
Callin, Sabrina C.	Pacific Investment Mgt Co. LLC	StocksPLUS Product Mgr	Executive VP
Clarida, Richard H	Pacific Investment Mgt Co. LLC	Global Strategic Advisor	Executive VP
Conseil, Cyrille R.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Cummings, John B.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Dada, Suhail H.	PIMCO Europe Limited	Hd, Middle East Bus Devlp	Executive VP
Dawson, Craig A.	Pacific Investment Mgt Co. LLC	HY/Inv Grade Product Mgr	Executive VP
De Leon, William G.	Pacific Investment Mgt Co. LLC	EVP, Portfolio Manager	Executive VP
Flattum, David C.	Pacific Investment Mgt Co. LLC	General Counsel	Executive VP
Foong, Hock Meng	PIMCO Asia Pte Ltd	Acct Mgr / Office Head	Executive VP
Fulford III, Richard F.	PIMCO Europe Limited	Account Manager	Executive VP
Gleason, George Steven	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP

Gomez, Michael A.	Pacific Investment Mgt Co. LLC	Emerging Market Port Mgr	Executive VP
Greer, Robert J.	Pacific Investment Mgt Co. LLC	Real Return Product Mgr	Executive VP
Hally, Gordon C.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Hardaway, John P.	Pacific Investment Mgt Co. LLC	Mgr, Mut Funds Operations	Executive VP
Holloway Jr., Dwight F.	PIMCO Europe Limited	Account Manager	Executive VP
Hudoff, Mark T.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Kiesel, Mark R.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Louanges, Matthieu	Germany Fixed Income	Head European Governments	Executive VP
Lown, David C.	Pacific Investment Mgt Co. LLC	Sr Exec Assoc/Sr Tech Mgr	Executive VP
Masanao, Tomoya	PIMCO Japan Limited	Portfolio Manager	Executive VP
Mead, Robert	PIMCO Australia Pty. Ltd.	Portfolio Manager	Executive VP
Mewbourne, Curtis A.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Miller, John M.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Monson, Kristen S.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Moore, James F.	Pacific Investment Mgt Co. LLC	Product Mgr, Pension Spec	Executive VP
Ongaro, Douglas J.	Pacific Investment Mgt Co. LLC	Manager, IFA	Executive VP
Ozeki, Koyo	PIMCO Japan Limited	Hd, Asian Credit Research	Executive VP
Paulson, Bradley W.	Pacific Investment Mgt Co. LLC	Head Global Legal/Compl.	Executive VP
Philipp, Elizabeth M.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Porterfield, Mark J.	Pacific Investment Mgt Co. LLC	Media & Public Relations	Executive VP
Rodosky, Stephen A.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Roney, Scott L.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Ruthen, Seth R.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Sargent, Jeffrey M.	Pacific Investment Mgt Co. LLC	Mgr Fund Administration	Executive VP
Schucking, Ivor E.	Pacific Investment Mgt Co. LLC	Head-Euro Credit Research	Executive VP
Short, Jonathan D.	Pacific Investment Mgt Co. LLC	Head, Instl Business Grp	Executive VP
Tyson, Richard E.	Pacific Investment Mgt Co. LLC	Senior Operations Manager	Executive VP
van Heel, Marc	PIMCO Europe Limited	Dir Bus Dvlpmt Nlds/Belg	Executive VP
Ward, Jim	Pacific Investment Mgt Co. LLC	Head of Human Resources	Executive VP
Wilson, John F.	PIMCO Australia Pty. Ltd.		Executive VP
Wilson, Susan L.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Wood, George H.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Worah, Mihir P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Young, David	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Yu, Cheng-Yuan	Pacific Investment Mgt Co. LLC	Financial Engineer	Executive VP
Afonso, Toni	Germany Fixed Income	Head IT & Operations	Sr. Vice President
Ahto, Laura A.	PIMCO Europe Limited	Head, Operations & Admin.	Sr. Vice President
Anderson, Joshua M.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Baburek, Daniel	PIMCO Japan Limited	Portfolio Manager	Sr. Vice President
Balls, Andrew Thomas	Pacific Investment Mgt Co. LLC	Global Strategist	Sr. Vice President
Bentley, Peter I.	PIMCO Europe Limited	Portfolio Manager	Sr. Vice President
Berndt, Andreas	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Blomenkamp, Felix	Germany Fixed Income	Head ABS	Sr. Vice President

Bodereau, Philippe	PIMCO Europe Limited	Credit Analyst	Sr. Vice President
Borneleit, Adam	Pacific Investment Mgt Co. LLC	Emerging Mkt Port Mgr	Sr. Vice President
Bridwell, Jennifer S	Pacific Investment Mgt Co. LLC	Mortgage Product Manager	Sr. Vice President
Broadwater, Kevin M.	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
Brown, Erik C.	Pacific Investment Mgt Co. LLC	Tax Manager	Sr. Vice President
Bui, Giang H.	Pacific Investment Mgt Co. LLC	Structured Credit Analyst	Sr. Vice President
Burns, Michael A.	PIMCO Europe Limited	Account Manager	Sr. Vice President
Carnachan, Robert Scott	PIMCO Hong Kong	Asia Ex-Jpn Legal Counsel	Sr. Vice President
Clark, Marcia K.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Devlin, Edward	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Dorff, David J.	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Dorrian, Peter G.	PIMCO Australia Pty. Ltd.	Head of Remarketing	Sr. Vice President
Durham, Jennifer E.	Pacific Investment Mgt Co. LLC	Chief Compliance Officer	Sr. Vice President
Fairchild, Anne Mary	PIMCO Europe Limited	Head-Marketing & Communic	Sr. Vice President
Fields, Robert A.	Pacific Investment Mgt Co. LLC	Muni Product Manager	Sr. Vice President
Fisher, Marcellus M.	Pacific Investment Mgt Co. LLC	Manager, Trade Support	Sr. Vice President
Fournier, Joseph A.	PIMCO Europe Limited	Account Manager	Sr. Vice President
Foxall, Julian	PIMCO Australia Pty. Ltd.	Portfolio Manager	Sr. Vice President
Frisch, Ursula T.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Gandolfi, Alessandro	PIMCO Europe Limited	Head Bus Dvlpmt, Italy	Sr. Vice President
Garbuzov, Yuri P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Gore, Gregory T.	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
Grabar, Gregory S.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Gupta, Shailesh	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Harumi, Kazunori	PIMCO Japan Limited	Client Svcs — Pension	Sr. Vice President
Hayes, Ray C.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Heimann, Ilan	PIMCO Europe Limited	Product Manager	Sr. Vice President
Jann, Juergen	Germany Fixed Income	Head Global	Sr. Vice President
Katz, Ulrich	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Keck, Andreas	Germany Fixed Income	Portfolio Manager	Sr. Vice President
King Jr., John Stephen	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
King, Stephanie Lorraine	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Kirkbaumer, Steven P.	Pacific Investment Mgt Co. LLC	Marketing Account Mgr	Sr. Vice President
Komatsu, Mitsuaki	PIMCO Japan Limited	Head of Compliance	Sr. Vice President
Kressin, Thomas	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Lackey, Warren M.	Pacific Investment Mgt Co. LLC	Director, Communications	Sr. Vice President
Larsen, Henrik P.	Pacific Investment Mgt Co. LLC	Mgr Fund Administration	Sr. Vice President
Lehavi, Yanay	Pacific Investment Mgt Co. LLC	Senior Developer	Sr. Vice President
Ludwig, Steven Charles	Pacific Investment Mgt Co. LLC	Senior Compliance Officer	Sr. Vice President
Martin, Scott W.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Meehan Jr., James P.	Pacific Investment Mgt Co. LLC	NDT Product Manager	Sr. Vice President
Miller Jr., Kendall P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Millimet, Scott A.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President

Milo, Davida J.	Pacific Investment Mgt Co. LLC	CRM Platform Manager	Sr. Vice President
Minaki, Haruki	PIMCO Japan Limited	Attorney,Asia Pacific	Sr. Vice President
Mitchell, Gail	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Mogelof, Eric J.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Morena, Robert	Pacific Investment Mgt Co. LLC	Head of Corporate Channel	Sr. Vice President
Mukherji, Raja	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
Murata, Alfred T.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Nambimadom, Ramakrishnan S.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Nicholls, Steven B.	PIMCO Europe Limited	Account Manager	Sr. Vice President
Nieves, Roger O.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
O’Connell, Gillian	PIMCO Europe Limited	Manager of Operations	Sr. Vice President
Okamura, Shigeki	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Okun, Ric	Pacific Investment Mgt Co. LLC	Senior Manager	Sr. Vice President
Ong, Arthur Y.D.	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
Osses, Guillermo Ariel	Pacific Investment Mgt Co. LLC	Emerging Market Analyst	Sr. Vice President
Parikh, Saumil H.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Perez, Keith	Pacific Investment Mgt Co. LLC	Senior Developer	Sr. Vice President
Pittman, David J.	Pacific Investment Mgt Co. LLC	Marketing Account Mgr	Sr. Vice President
Potthof, Axel	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Qu, Wendong	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Reimer, Ronald M.	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Reisz, Paul W.	Pacific Investment Mgt Co. LLC	ST/Stable Value Prod Mgr	Sr. Vice President
Repoulis, Yiannis	PELM	Account Manager	Sr. Vice President
Rice, Thomas Edmund	PIMCO Europe Limited	European Legal Counsel	Sr. Vice President
Rollins, Melody	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Romano, Mark A.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Schaus, Stacy Leigh	Pacific Investment Mgt Co. LLC	Def Contrib Strategist	Sr. Vice President
Schulist, Stephen O.	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Shaler, Timothy L.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Skobtsov, Ivan	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Sonner, Michael	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Spalding, Scott M.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Springer, Jeffrey	PIMCO Australia Pty. Ltd.	Account Manager	Sr. Vice President
Strauch, Joel Edward	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Strelow, Peter G	Pacific Investment Mgt Co. LLC	Mgr, Mutual Funds Admin	Sr. Vice President
Theodore, Kyle J.	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Sr. Vice President
Thurston, Powell C.	Pacific Investment Mgt Co. LLC	CDO Product Manager	Sr. Vice President
Toloui-Tehrani, Ramin	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Tsubota, Shiro	PIMCO Japan Limited	Client Servicing	Sr. Vice President
Vallarta-Jordal, Maria- Theresa F.	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
Viana, David	PIMCO Europe Limited	Int’l Compliance Officer	Sr. Vice President
Wada, Hiromi	PIMCO Japan Limited	Account Manager	Sr. Vice President

Watchorn, Michael C.	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
White, Timothy C.	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Sr. Vice President
Whiting, Lori Lynn	Pacific Investment Mgt Co. LLC	Product Manager	Sr. Vice President
Wild, Christian	Germany Fixed Income	Credit Research Analyst	Sr. Vice President
Wilner, Mitchell W.	Pacific Investment Mgt Co. LLC	High Yield Trader	Sr. Vice President
Witt, Frank	Germany Fixed Income	Hd Bus Dv Germany/Austria	Sr. Vice President
Yamamoto, Shinichi	PIMCO Japan Limited	Acct Mgr,Clnt Svcs-Remktg	Sr. Vice President
Afrasiabi, Mark Saied	Pacific Investment Mgt Co. LLC	Credit Analyst	Vice President
Agredano, Carlos	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Althof, Michael	Germany Fixed Income	Portfolio Associate	Vice President
Anctil, Stacie D.	Pacific Investment Mgt Co. LLC	Pricing Manager	Vice President
Anochie, Kwame A.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Asay, Susan	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Avancini, Joerg	Germany Fixed Income	Portfolio Manager	Vice President
Bal, Gita	PIMCO Europe Limited	Credit Analyst	Vice President
Bansal, Sharad	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Barnes, Donna E.	Pacific Investment Mgt Co. LLC	NASD Principal&Compl Spec	Vice President
Benson, Sandra M.	Pacific Investment Mgt Co. LLC	Sr. Corporate Paralegal	Vice President
Ben-Zvi, Kfir Naftali	Pacific Investment Mgt Co. LLC	Portfolio Pricing Analyst	Vice President
Blair, David James	Pacific Investment Mgt Co. LLC	Credit Analyst	Vice President
Blute, Ryan Patrick	PIMCO Europe Limited	Product Manager	Vice President
Boehm, Timo	Germany Fixed Income	Portfolio Manager	Vice President
Boyd, C Robert	Pacific Investment Mgt Co. LLC	Senior Structure Analyst	Vice President
Bradshaw, Myles Emmerson Charles	PIMCO Europe Limited	Portfolio Manager	Vice President
Brune, Christopher P.	Pacific Investment Mgt Co. LLC	Risk Oversight Analyst	Vice President
Burns, Robert	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Byer, Jeffrey Alan	Pacific Investment Mgt Co. LLC	Fund Development	Vice President
Cavalieri, John R.	Pacific Investment Mgt Co. LLC	Product Mgr, Real Return	Vice President
Chen, Wing-Harn	Pacific Investment Mgt Co. LLC	Credit Analyst	Vice President
Chin, Tracy	PIMCO Australia Pty. Ltd.	Credit Analyst	Vice President
Chipp, William	Pacific Investment Mgt Co. LLC	Global Service Liaison	Vice President
Clark, Raymond Matthew	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Clarke, James Robert	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Vice President
Cressy, Jonathan B.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Dahlhoff, Juergen	Germany Fixed Income	Credit Research Analyst	Vice President
Danielsen, Birgitte	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
De Bellis, Mary	Pacific Investment Mgt Co. LLC	Dom Trade Asst Supervisor	Vice President
De Lorenzo, Nicola A.	PIMCO Europe Limited	Business Mgt Associate	Vice President
Dilek, Burcin	Germany Fixed Income	Head Trade Support	Vice President
Dugan, Travis J.	Pacific Investment Mgt Co. LLC	Money Market Specialist	Vice President
Dutta, Manish	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Edler, Vernon	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Vice President

Eedes, Linda	PIMCO Europe Limited	Account Manager	Vice President
Ellis, Edward L.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Eltz, Antoinette	PIMCO Europe Limited	Product Manager	Vice President
England, Jason S.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Estep, Bret W.	Pacific Investment Mgt Co. LLC	DC Channel, Mktg Acct Mgr	Vice President
Evans, Stefanie D.	Pacific Investment Mgt Co. LLC	Sr Mortgage Credit Anlyst	Vice President
Feeny, Martin E.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Fejdasz, Melissa A.	Pacific Investment Mgt Co. LLC	Contracts Admin Manager	Vice President
Finkenzeller, Thomas	Germany Fixed Income	Portfolio Manager	Vice President
Forsyth, Andrew C.	PIMCO Canada	Head of Bus. Development	Vice President
Fowler, Ellen	Pacific Investment Mgt Co. LLC	Executive Assistant	Vice President
Furusho, Hiroaki	PIMCO Japan Limited	Account Manager	Vice President
Garden, Kaylee	PIMCO Australia Pty. Ltd.	Account Manager	Vice President
Gibson, Thomas C.	Pacific Investment Mgt Co. LLC	AIMR Compl Audit Spec	Vice President
Gingrich, Robert M	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Gould, Linda J	Pacific Investment Mgt Co. LLC	Fee Analyst	Vice President
Graves, Zoya Schoenholtz	Pacific Investment Mgt Co. LLC	Global Strategic Mktg&Ad	Vice President
Griffiths, Stuart Paul	PIMCO Europe Limited	Risk & Compliance Officer	Vice President
Gruben, Kristin Lynn	Pacific Investment Mgt Co. LLC	Compliance Officer	Vice President
Grzesik, Marco	PELM	Hd, Bus Dev France	Vice President
Gu, Haidi	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Gupta, Sachin	PIMCO Europe Limited	Portfolio Manager	Vice President
Haaf, Tim	Germany Fixed Income	Portfolio Manager	Vice President
Haeckl, Tanja	Germany Fixed Income	Head Cash Desk	Vice President
Hagmeier, William Robert	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Vice President
Hastings, Arthur J.	Pacific Investment Mgt Co. LLC	Compliance Manager	Vice President
Helsing, Jeffrey	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Herlan, Hans Joerg	Germany Fixed Income	Portfolio Manager	Vice President
Hughes, Mark Alan	Pacific Investment Mgt Co. LLC	Credit Analyst	Vice President
Huxhorn, Michael	Germany Fixed Income	Portfolio Manager	Vice President
Ishida, Koji	PIMCO Japan Limited	Marketing Account Mgr	Vice President
Johnson, Eric D	Pacific Investment Mgt Co. LLC	Exec. Office Team	Vice President
Johnson, Kelly	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Johnson, Nicholas J	Pacific Investment Mgt Co. LLC	Commodity Analyst	Vice President
Jones, Steven L.	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Karpov, Natalie	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kavafyan, Constance	PIMCO Europe Limited	Acct Manager	Vice President
Kelleher III, Thomas J.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kellerhals, Philipp	Germany Fixed Income	Head Quant Strategies	Vice President
Kelly, Benjamin Marcus	PIMCO Australia Pty. Ltd.	Account Manager	Vice President
Kersman, Alec	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kezelman, Jason M.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kishimoto, Yayoi	PIMCO Japan Limited	Account Manager	Vice President

Korinke, Kimberley Grace	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Vice President
Korinke, Ryan Patrick	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Kuhner, Kevin D.	PIMCO Europe Limited	Co Hd, Eur Re-Mktg Team	Vice President
LeBrun Jr., Richard R.	Pacific Investment Mgt Co. LLC	Attorney	Vice President
Lee, Alvin Lip Sin	PIMCO Asia Pte Ltd	Mgr, Compliance & Acctg	Vice President
Lee, Robert Ru-Bor	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Li, Li	PIMCO Hong Kong	Account Manager	Vice President
Lian, Chia Liang	PIMCO Asia Pte Ltd	EM Portfolio Manager	Vice President
Linder, Astrid	Germany Fixed Income	Product Manager	Vice President
Linder, Dominique	Germany Fixed Income	Portfolio Manager	Vice President
Loh, John J.	Pacific Investment Mgt Co. LLC	Mgr, Risk Operations	Vice President
Lopez, Rafael A.	PIMCO Japan Limited	Operations Manager	Vice President
Lowe, Erika Hayflick	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Mak, Richard	Pacific Investment Mgt Co. LLC	Credit Analyst	Vice President
Manseau, Chantal Marie-Helene	PIMCO Canada Mgmt	Marketing Account Manager	Vice President
Martel, Rene	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Martini, Nadege	Germany Fixed Income	Portfolio Manager	Vice President
Mayershofer, Veronika	Germany Fixed Income	Portfolio Associate	Vice President
McCann, Patrick Murphy	Pacific Investment Mgt Co. LLC	Global Operations	Vice President
Meggers, Julie Ann	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Merz, Frederic	Germany Fixed Income	Portfolio Manager	Vice President
Metsch, Mark E.	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Mierau, Kristion T.	Pacific Investment Mgt Co. LLC	Sr Portfolio Associate	Vice President
Molloy, Carol	PIMCO Australia Pty. Ltd.	Account Manager	Vice President
Montgomery, John C.	Pacific Investment Mgt Co. LLC	Senior Writer/Team Leader	Vice President
Muehlethaler, Jeffrey Charles	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Vice President
Mulcahy, Matthew J.	PIMCO Australia Pty. Ltd.	Portfolio Manager	Vice President
Murano, Yuko	PIMCO Japan Limited	HR Manager	Vice President
Nabors, Robin	Pacific Investment Mgt Co. LLC	Sr. HR Generalist	Vice President
Nest, Matthew J.	PIMCO Hong Kong	Account Manager	Vice President
Ng, Albert K.	Pacific Investment Mgt Co. LLC	Senior Programmer	Vice President
Nguyen, Tommy D.	PIMCO Europe Limited	Account Manager	Vice President
Nojima, Sachiko	PIMCO Japan Limited	Manager, Operations	Vice President
Norris, John F.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Okuma, Sachiko	PIMCO Japan Limited	Account Manager	Vice President
Olazabal, Joshua A	Pacific Investment Mgt Co. LLC	Executive Office Team	Vice President
Osborne, Simon Timothy	Pacific Investment Mgt Co. LLC	Trade Compliance	Vice President
Pagani, Lorenzo P.	Germany Fixed Income	Portfolio Manager	Vice President
Phillipson, Daniel	Germany Fixed Income	Product Manager	Vice President
Pimentel, Rudolph	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Ratner, Joshua D.	Pacific Investment Mgt Co. LLC	Attorney	Vice President
Reimer, Danelle J.	Pacific Investment Mgt Co. LLC	Trading Floor Manager	Vice President

Richards, Suzanne	Pacific Investment Mgt Co. LLC	Supervisor, FI Support	Vice President
Rogers, William A.	PIMCO Australia Pty. Ltd.	Manager	Vice President
Rolf, Alex Aidan	Pacific Investment Mgt Co. LLC	Technical Manager	Vice President
Ronnie, Stephen	Germany Fixed Income	Portfolio Manager	Vice President
Rosen, Bret Jonathan George	Pacific Investment Mgt Co. LLC	Product Mgr, Emerging Mkt	Vice President
Rowe, Cathy T.	Pacific Investment Mgt Co. LLC	Administrative Port Mgr	Vice President
Rudolph, Lynn	Pacific Investment Mgt Co. LLC	Sr. HR Generalist	Vice President
Scherzinger, Marion	Germany Fixed Income	Credit Research Analyst	Vice President
Schnatterer, Monika	Germany Fixed Income	Portfolio Associate	Vice President
Schuetz, Patricia Ann	PIMCO Europe Limited	Account Manager	Vice President
Schultes, Adrian O.	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Vice President
Schwab, Gerlinde	Germany Fixed Income	Portfolio Manager	Vice President
Schwetz, Myckola	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Scibisz, Iwona E.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Sejima, Toru	PIMCO Japan Limited	Acct Mgr, Clnt Svcs-Pens	Vice President
Seksaria, Rahul M.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Senne, Verena	PELM	L&C Officer	Vice President
Shaw, Matthew D.	Pacific Investment Mgt Co. LLC	Marketing Account Mgr	Vice President
Sheehy, Erica H.	Pacific Investment Mgt Co. LLC	Compliance	Vice President
Shepherd, Julie M.	Pacific Investment Mgt Co. LLC	Manager, AM Support	Vice President
Shiroyama, Taro	PIMCO Japan Limited	Account Manager	Vice President
Simpson, Roy	PIMCO Europe Limited	VP, Head of European Fund	Vice President
Somersan-Coqui, Aylin	PELM	Account Manager	Vice President
Soto, Alyssa Michele	Pacific Investment Mgt Co. LLC	Manager	Vice President
Spandri, Tobias	Germany Fixed Income	Head ACE Compliance	Vice President
Spicijaric, Jennifer N.	Pacific Investment Mgt Co. LLC	Cash Manager	Vice President
Staub, Christian Martin	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Stauffer, Christina	Pacific Investment Mgt Co. LLC	DC Business Manager — US	Vice President
Stravato, Richard	Pacific Investment Mgt Co. LLC	Marketing Account Manager	Vice President
Struc, Alexandru	PIMCO Europe Limited	Portfolio Manager	Vice President
Sun, Hao	PIMCO Hong Kong	Marketing Account Manager	Vice President
Suo, Yuanyuan	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Suskind, Donald W.	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Suter, Joachim	PIMCO Europe Limited	VP,Head of Inst. Bus. Dev	Vice President
Takechi, Yoichi	PIMCO Japan Limited	Account Manager, Clt Svcs	Vice President
Takeuchi, Ichiro	PIMCO Japan Limited	Account Manager	Vice President
Telish, Christine M.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Tersin, Dominique	PIMCO Europe Limited	Trade Assistant	Vice President
Thompson, Michael Frazier	PIMCO Europe Limited	Co-Hd, Eur Re-Mktg Team	Vice President
Tomlinson, Brian	Germany Fixed Income	Portfolio Manager	Vice President
Traber, Eva-Maria	Germany Fixed Income	Portfolio Associate	Vice President
Trevithick, Natalie	Pacific Investment Mgt Co. LLC	Invest Grade Corp Trader	Vice President
Trovato, Michael J.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President

Van De Zilver, Peter A.	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
van Zoelen, Henk Jan	PIMCO Europe Limited	Account Mgr	Vice President
Velasco, Christine Ann	Pacific Investment Mgt Co. LLC	Manager	Vice President
Velicer, Erik A.	PIMCO Europe Limited	Manager	Vice President
von der Linden, Greg	Pacific Investment Mgt Co. LLC	VP Staffing	Vice President
Walenbergh, Mark	PIMCO Europe Limited	Account Manager	Vice President
Walker, Trent W.	Pacific Investment Mgt Co. LLC	Financial Reporting Mgr	Vice President
Walther, Kasten	Germany Fixed Income	Portfolio Manager	Vice President
Weinberger, Michele Deborah	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Whitton, Bransby M.	PIMCO Asia Pte Ltd	Account Manager	Vice President
Wildforster, Kai	Germany Fixed Income	Portfolio Manager	Vice President
Willemsen, Michael J.	Pacific Investment Mgt Co. LLC	Mgr, Shareholder Support	Vice President
Williams III, Charles A	Pacific Investment Mgt Co. LLC	Office Services & Support	Vice President
Williams, Jason A.	Pacific Investment Mgt Co. LLC	Trader	Vice President
Winters, Kevin Michael	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Wittkop, Andrew T.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Wolf, Greggory S.	Pacific Investment Mgt Co. LLC	Shareholder Svcs Manager	Vice President
Wong, Tammy Nguyen	Pacific Investment Mgt Co. LLC	CRM Functional Lead	Vice President
Xu, Jianghua	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Yang, Jing	Pacific Investment Mgt Co. LLC	Structured Credit Assoc	Vice President
Yasnov, Vadim Igorevich	Pacific Investment Mgt Co. LLC	Financial Engr/Developer	Vice President
Yu, Anna W.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Yu, Walter	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Zhang, Ji Sheng	Germany Fixed Income	Portfolio Manager	Vice President
Zheng, Yingying	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
* * *
     Schroder Investment Management North America Inc. (“Schroders”), 875 Third Avenue, 22nd Floor, New York, NY 10022- 6225, serves as sub-adviser to Transamerica Schroders International Small Cap. Its officers and directors are: Roger D. Goodchild, Director and Chief Financial Officer; Mark A. Hemenetz, Director and Chief Operating Officer; Carin F. Muhlbaum, General Counsel and Chief Administrative Officer; Virginie Maisonneuve, Director and Head of EAFE; Stephen M. DeTore, Director and Chief Compliance Officer; Jamie Dorrien-Smith, Director and Chief Executive Officer and Chairman; Alan Brown, Director and Chief Investment Officer; and Virginie Maisonneuve, Head of Multi-Regional (Global and EAFE) Equities.
* * *
     Templeton Investment Counsel, LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, serves as co-sub-adviser to Transamerica Templeton Global. The executive officers of Templeton are as follows: Donald F. Reed, Chairman & CEO; Gary P. Motyl, President; Madison S. Gulley, Executive Vice President; Gregory E. McGowan, Executive Vice President; Tracy A. Harrington, Sr. Vice President — Institutional Marketing Support; Charles R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Executive Vice President & Portfolio Manager — Research Analyst; Cindy L. Sweeting, Executive Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Antonio Docal, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Timothy S. Stearns, Chief Compliance Officer; Guang Yang, Sr. Vice President; Craig S. Tyle, Chief Legal Officer; Mark L. Constant, Treasurer; Robert C. Rosselot, Vice President and Secretary.
* * *

     Third Avenue Management LLC (“Third Avenue”), a Delaware Limited Liability Company located at 622 Third Avenue, New York, New York, 10017, serves as sub-adviser to Transamerica Third Avenue Value. The parent company of Third Avenue is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of Third Avenue, certain key employees of the sub-adviser and the children of Martin J. Whitman. The officers of Third Avenue are Martin J. Whitman, Co-Chief Investment Officer of Third Avenue; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of Third Avenue; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Covanta Corporation and American Capital Access Holdings, Inc.; Vincent J. Dugan, Chief Financial Officer of Third Avenue, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of Third Avenue, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.
* * *
     Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Blvd., Suite 820, Los Angeles, California, 90025, serves as sub-adviser to Transamerica Growth Opportunities, Transamerica Small/Mid Cap Value, Transamerica Flexible Income, Transamerica Balanced, Transamerica Equity, Transamerica Convertible Securities, Transamerica Value Balanced, Transamerica Short-Term Bond, Transamerica Money Market, Transamerica Templeton Global and Transamerica Science and Technology. The officers are Gary U. Rollé, Chief Executive Officer, Chief Investment Officer and Board Member; Geoffrey I. Edelstein, Principal, Managing Director, and Board Member; David W. Lubchenco, Principal and Managing Director; Bradley C. Slocum, Principal and Managing Director; Emme Devonish, Vice President and Chief Compliance Officer; Travis S. Weimer, Vice President and Chief Financial Officer; Ann Marie Swanson, Vice President, Secretary, and General Counsel; Todd M. Bergen, Board Member; John K. Carter, Board Member; Jeffrey A. McCroy, Board Member; and Mark W. Mullin, Board Member.
* * *
     Thornburg Investment Management, Inc. (“Thornburg”), 119 East Marcy Street, Santa Fe, NM 87501, serves as sub-adviser to Transamerica Thornburg International Value. The officers are Harold G. Thornburg; Chairman, Brian J. McMahon, Chief Executive Officer, President, Chief Investment Officer; Benjamin D. Wiesenfeld, Chief Compliance Officer; and Carolyn M. Dobbs, Secretary and Treasurer.
* * *
     UBS Global Asset Management (Americas) Inc. (“UBS”), One North Wacker Drive, Chicago, IL 60606, a Delaware corporation, serves as sub-adviser to Transamerica UBS Large Cap Value and Transamerica UBS Dynamic Alpha. UBS is a registered investment advisor and is an indirect, wholly owned subsidiary of UBS AG. UBS is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of each executive officer and board directors of UBS indicating position(s) held with UBS and other business, profession, vocation or employment of a substantial nature. Additionally, each UBS officer and director holds certain positions within the Americas region of UBS Global Asset Management business group of UBS AG (“UBS Global AM”).

Other Substantial Business, Profession,
Name	Position(s) Held with UBS	Vocation or Employment
Joseph Allessie	Assistant Secretary	Deputy General Counsel and Executive Director — UBS Global AM

Michael J. Calhoun	Assistant Secretary	Associate General Counsel and Director - UBS Global AM

Mary T. Capasso	Assistant Secretary	Associate General Counsel and Executive Director — UBS Global AM

Trevor Chambers	Assistant Treasurer	Controller and Director — UBS Global AM

Stephen Fleisher	Assistant Secretary	Associate General Counsel and Director - UBS Global AM

Kimberly Guerin	Assistant Treasurer	Financial Control Senior Manager and Director — UBS Global AM

Mark F. Kemper	Secretary and Chief Legal Officer	General Counsel — UBS Global AM

Other Substantial Business, Profession,
Name	Position(s) Held with UBS	Vocation or Employment
Tammie Lee	Assistant Secretary	Associate General Counsel — UBS Global AM

Barry M. Mandinach	Board Director and Vice President	Chief Marketing Officer and Managing Director — UBS Global AM

Joseph McGill	Chief Compliance Officer	Chief Compliance Officer and Managing Director — UBS Global AM

John Moore	Board Director, Treasurer and Chief Financial Officer	Head of Financial Control and Managing Director — UBS Global AM

Eric Sanders	Assistant Secretary	Associate General Counsel — UBS Global AM

Brian D. Singer	Board Director	Chief Investment Officer — Americas and Group Management Board Member — UBS Global AM

Kai R. Sotorp	Board Director, President and Chief Executive Officer	Head of Americas and Group Management Board Member — UBS Global AM

Keith Weller	Assistant Secretary	Associate General Counsel and Executive Director — UBS Global AM
* * *
     Wellington Management Company, LLP (“Wellington Management”), 75 State Street, Boston, MA 02109, serves as sub-adviser to Transamerica WMC Emerging Markets. The officers are Perry M. Traquina; Chief Executive Officer and President; Selwyn J. Notelovitz, Chief Compliance Officer; and Edward J. Steinborn, Chief Financial Officer.
Item 27 Principal Underwriter
(a)	The Registrant has entered into an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), whose address is 4600 South Syracuse Street, Suite 1100, Denver, Colorado, 80287 to act as the principal underwriter of Fund shares.

(b)	Directors and Officers of TCI:

			Positions and
			Offices with
Name	Location	Positions and Offices with Underwriter	Registrant
Robert R. Frederick	(1)	Director, President and Chief Operations Officer	N/A
John T. Mallett	(1)	Director	N/A
Mark W. Mullin	(1)	Director	N/A
Lon J. Olejniczak	(1)	Director and Chief Executive Officer	N/A
Michael Brandsma	(2)	Executive Vice President and Chief Financial Officer	N/A
David R. Paulsen	(2)	Executive Vice President	N/A
Michael G. Petko	(2)	Executive Vice President	N/A
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer	N/A
Frank A. Camp	(1)	Secretary	N/A
Linda S. Gilmer	(1)	Vice President	N/A
Karen D. Heburn	(4)	Vice President	N/A
Amy J. Boyle	(4)	Assistant Vice President	N/A
John Fischer	(4)	Assistant Vice President	N/A
Dennis P. Gallagher	(4)	Assistant Vice President	Vice President, General Counsel and Secretary
Clifton W. Flenniken, III	(5)	Assistant Vice President	N/A
Kyle A. Keelan	(4)	Assistant Vice President	N/A
Christy Post-Rissin	(4)	Assistant Vice President	N/A
Brenda L. Smith	(4)	Assistant Vice President	N/A
Darin D. Smith	(1)	Assistant Vice President	N/A
Arthur D. Woods	(4)	Assistant Vice President	N/A
Tamara D. Barkdoll	(2)	Assistant Secretary	N/A
Erin K. Burke	(1)	Assistant Secretary	N/A
Jeffrey Eng	(6)	Assistant Secretary	N/A

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	4600 South Syracuse Street, Suite 1100, Denver, CO 80237

(3)	400 West Market Street, Louisville, KY 40237

(4)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	408 St. Peter Street, Suite 230, St. Paul, MN 55102
Item 28 Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:
(a)	Shareholder records are maintained by the Registrant’s transfer agent, Transamerica Fund Services, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716.

(b)	All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian: State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.
Item 29 Management Services
The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled “Investment Advisory and Other Services” for a discussion of the management and advisory services furnished by Alliance; American Century; AUIM; Bjurman, Barry; BlackRock; Clarion; ClearBridge; CMA; Columbia; Evergreen; Federated; Franklin Associates; Jennison, J.P. Morgan; Loomis; MFS; Morgan Stanley; Neuberger; Oppenheimer; PIMCO; Schroder; TAM; Templeton; Third Avenue; TIM; Thornburg, UBS and Wellington Management, pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.
Item 30 Undertakings
     Not applicable

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 94 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 31st day of October, 2008.

TRANSAMERICA FUNDS
By:	/s/ John K. Carter
John K. Carter
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 94 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ John K. Carter John K. Carter	Chairperson, Trustee, President and Chief Executive Officer	October 31, 2008

/s/ Sandra N. Bane Sandra N. Bane**	Trustee	October 31, 2008

/s/ Leo J. Hill Leo J. Hill*	Trustee	October 31, 2008

/s/ Neal M. Jewell Neal M. Jewell*	Trustee	October 31, 2008

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Trustee	October 31, 2008

/s/ Eugene M. Mannella Eugene M. Mannella*	Trustee	October 31, 2008

/s/ Norm R. Nielsen Norm R. Nielsen*	Trustee	October 31, 2008

/s/ Joyce Galpern Norden Joyce Galpern Norden*	Trustee	October 31, 2008

/s/ Patricia L. Sawyer Patricia L. Sawyer*	Trustee	October 31, 2008

/s/ John W. Waechter John W. Waechter*	Trustee	October 31, 2008

/s/ Joseph P. Carusone Joseph P. Carusone	Vice President, Treasurer and Principal Financial Officer	October 31, 2008

/s/ Dennis P. Gallagher Dennis P. Gallagher		October 31, 2008

*	Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement as filed on December 11, 2007.

**	Attorney-in-fact pursuant to the power of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement as filed on June 10, 2008.

WASHINGTON, D.C. 20549
SECURITIES AND EXCHANGE COMMISSION
Tramsamerica Funds
Registration No. 033-02659
EXHIBIT INDEX

Exhibits to be filed by amendment